SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549


                                _______________


                                   FORM 8-K


                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                       SECURITIES EXCHANGE ACT OF 1934



Date of Report (date of earliest event reported) February 17, 2000

                             Universal Bank, N.A.
               (Originator of the Universal Card Master Trust)
                         Universal Card Master Trust
                     (Issuer of the Asset Backed Certificates)
            (Exact name of registrant as specified in its charter)

United States of America        33-93806            58-1885168
(State or Other           (Commission File            (IRS Employer
Jurisdiction of            Number)               Identification
Incorporation)                                               Number)


   200 Brookstone Centre, Suite 110
          Columbus, GA  31904                           31904
(Address of Principal Executive Office)               (Zip Code)


Registrant s telephone number, including area code (706) 562-2200


                               N/A
        (Former Name or Former Address, if Changed Since Last Report)

INFORMATION TO BE INCLUDED IN THE REPORT

Items 1-4.        Not Applicable

Item 5.           The Certificateholder Statements for the month ending
                  Jan. 31, 2000 for the Universal Card Master Trust Series 1995-2, Series 1995-3, Series 1996-1, Series 1996-3, and
                  Series 1997-1 Certificates were distributed on February 17,
                  2000

Item 6.           Not Applicable.

Item 7.           Exhibits.

      The following are filed as Exhibits to this Report under Exhibits 20.1, 20.2, 20.3, 20.4, and 20.5.

      Exhibit 20.1 Monthly Servicing Report dated February 17, 2000 with respect to the
                                    Universal Card Master Trust
                                    Series 1995-2.

      Exhibit 20.2 Monthly Servicing Report dated February 17, 2000 with respect to the
                                    Universal Card Master Trust
                                    Series 1995-3.

      Exhibit 20.3 Monthly Servicing Report dated February 17, 2000 with respect to the
                                    Universal Card Master Trust
                                    Series 1996-1.

      Exhibit 20.4 Monthly Servicing Report dated February 17, 2000 with respect to the
                                    Universal Card Master Trust
                                    Series 1996-3.

      Exhibit 20.5 Monthly Servicing Report dated February 17, 2000 with respect to the
                                    Universal Card Master Trust
                                    Series 1997-1.





                                  SIGNATURES


            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          UNIVERSAL BANK, N.A.



                                    By:     /s/Meridith Jarrell
                                    Name:  Meridith Jarrell
                                    Title: President & Chief Operating Officer

                                 EXHIBIT INDEX


Exhibit                       Description                         Page

20.1                          Monthly Servicing Report dated
                              February 17, 2000 with respect to the
                              Universal Card Master Trust Series 1995-2.

20.2                          Monthly Servicing Report dated
                              February 17, 2000 with respect to the
                              Universal Card Master Trust Series 1995-3.

20.3                          Monthly Servicing Report dated
                              February 17, 2000 with respect to the
                              Universal Card Master Trust Series 1996-1.

20.4                          Monthly Servicing Report dated
                              February 17, 2000 with respect to the
                              Universal Card Master Trust Series 1996-3.

20.5                          Monthly Servicing Report dated
                              February 17, 2000 with respect to the
                              Universal Card Master Trust Series 1997-1.

      Exhibit 20.1
      Universal Bank, N.A.
      Credit Card Asset Backed
      Securities

      Universal Card  Master Trust
      Series 1995-2

      Monthly Report                                              31-Jan-00
      Distribution Date                                           17-Feb-00
      -----------------------------------------------------------------------
      Monthly Trust Activity                  Class A           Class B

      Beginning Principal  Receivables
      Balance
      Special Funding Account Balance
      Beginning Total Principal Balance
      Series Allocation Percentage
      Beginning Invested /Transferor        675,000,000.00     35,625,000.00
      Amount
      Adjusted Invested /Transferor         675,000,000.00     35,625,000.00
      Amount
      Floating Allocation Percentage           90.0000000%        4.7500000%
      Principal Allocation Percentage          90.0000000%        4.7500000%
      Finance Charge Collections              9,874,382.08        521,147.94
      Total Yield
      Trust Portfolio Yield
      Principal Collections                 110,010,274.95      5,806,097.84
      Discount Percentage
      Discount Option Receivable                      0.00              0.00
      Collections
      Monthly Payment Rate
      Defaults                                2,431,533.74        128,330.95
      Monthly Default Rate
      Net Monthly Default Rate
      Recoveries                                254,664.19         13,440.61
      Adjustments
      New Receivables
      Ending Principal  Receivables
      Balance
      Minimum Series Required Balance
      Special Funding Account Balance
      Ending Total Principal Balance

      Reallocated Principal                                             0.00
      Charged-Off Principal                           0.00              0.00
      Reimbursed Principal                            0.00              0.00
      Ending Invested/Transferor Amounts    675,000,000.00     35,625,000.00
      -----------------------------------------------------------------------
      Group II Information                 Series 1995-2        Series
      Invested Amount                       750,000,000.00              0.00
      Average Rate                                5.96723%           0.0000%
      Investor Finance Charge                11,254,495.86              0.00
      Collections
      Investor Principal Collections        122,233,638.84              0.00
      Investor Default Amount Due             2,701,704.15              0.00
      Investor Monthly Interest Due           3,729,519.53              0.00
      Investor Monthly Fees Due               1,168,750.00              0.00
      Investor Additional Amounts Due                 0.00              0.00
      -----------------------------------------------------------------------
      Monthly Funding Requirements            Class A           Class B
      Investor Coupon                             5.95000%          6.10000%
      Investor Monthly Interest Due           3,346,875.00        181,093.75
      Investor Outstanding Interest Due               0.00              0.00
      Investor Additional Interest Due               0.00              0.00
      Investor Total Interest Due             3,346,875.00        181,093.75
      Investor  Default Amount Due            2,431,533.74        128,330.95
      Investor Monthly Fees Due               1,051,875.00         55,515.63
      Investor Additional Fees Due                   0.00              0.00
      Total                                   6,830,283.74        364,940.32
      -----------------------------------------------------------------------

      Reallocated Investor Finance
      Charge Collections
      Interest/Principal/Spread Investment
      Proceeds/Reserve Draw
      Series Adjusted Portfolio Yield
      Base Rate
      -----------------------------------------------------------------------
      Application of Collections              Class A           Class B
      Available Funds                        10,131,265.52        534,588.55
      Monthly Interest Paid                   3,346,875.00        181,093.75
      Investor Default Amount Paid            2,431,533.74              0.00
      Excess Spread                           4,352,856.78        353,494.80
      -----------------------------------------------------------------------
      Monthly Interest Shortfall                      0.00              0.00
      Investor Default Amount Shortfall               0.00        128,330.95
      Required Amount                                 0.00        128,330.95
      -----------------------------------------------------------------------
      Monthly Interest Paid                           0.00              0.00
      Investor Default Paid                           0.00        128,330.95
      Investor Additional Amounts Paid                0.00              0.00
      Servicing Fee Paid
      Excess Finance Charge Collections
      -----------------------------------------------------------------------
      Reallocated Principal                                             0.00
      Monthly Interest Paid                           0.00              0.00
      Investor Default Paid                           0.00              0.00
      -----------------------------------------------------------------------
      Outstanding Monthly Interest                    0.00              0.00
      Principal Charge-Offs                           0.00              0.00
      -----------------------------------------------------------------------
      Principal Funding
      Controlled Accumulation Amount                  0.00              0.00
      Principal Funding Account Deposit
      Principal Funding Account Balance
      -----------------------------------------------------------------------
      Certificates                            Class A           Class B
      Beginning Certificates Balance        675,000,000.00     35,625,000.00
      Interest Distribution                   3,346,875.00        181,093.75
      Principal Distribution                          0.00              0.00
      Total Distribution                      3,346,875.00        181,093.75
      Ending Certificate Balance            675,000,000.00     35,625,000.00
      Pool Factor                              100.000000%       100.000000%
      Total Distribution Per 1,000                  4.9583            5.0833
      Certificate
      -----------------------------------------------------------------------
      Interest Distribution Per 1,000               4.9583            5.0833
      Certificate
      Principal Distribution Per 1,000              0.0000            0.0000
      Certificate


      Delinquencies                            1-30              31-60

      Number of Accounts                           213,855            59,054
      Balance of Accounts                      537,853,242       165,981,629

      31+Days Delinquency Rate                                       3.2666%

      Change in Account Owner Retained                               0.0000%
      Interest

      Prior Month Account Owner                                      0.0000%
      Retained Interest Factor
      Current Month Account Owner                                    0.0000%
      Retained Interest Factor

      Monthly Trust Activity               CIA Investor        Investor
                                                               Interest
      Beginning Principal  Receivables
      Balance
      Special Funding Account Balance
      Beginning Total Principal Balance
      Series Allocation Percentage
      Beginning Invested /Transferor         39,375,000.00    750,000,000.00
      Amount
      Adjusted Invested /Transferor          39,375,000.00    750,000,000.00
      Amount
      Floating Allocation Percentage            5.2500000%       79.3526696%
      Principal Allocation Percentage           5.2500000%       79.3526696%
      Finance Charge Collections                576,005.62     10,971,535.65
      Total Yield
      Trust Portfolio Yield
      Principal Collections                   6,417,266.04    122,233,638.84
      Discount Percentage
      Discount Option Receivable                      0.00              0.00
      Collections
      Monthly Payment Rate
      Defaults                                  141,839.47      2,701,704.15
      Monthly Default Rate
      Net Monthly Default Rate
      Recoveries                                 14,855.41        282,960.21
      Adjustments
      New Receivables
      Ending Principal  Receivables
      Balance
      Minimum Series Required Balance
      Special Funding Account Balance
      Ending Total Principal Balance

      Reallocated Principal                           0.00
      Charged-Off Principal                         (0.00)
      Reimbursed Principal                            0.00
      Ending Invested/Transferor Amounts     39,375,000.00    750,000,000.00
      -----------------------------------------------------------------------
      Group II Information                    Series            Series
      Invested Amount                                 0.00              0.00
      Average Rate                                 0.0000%           0.0000%
      Investor Finance Charge                         0.00              0.00
      Collections
      Investor Principal Collections                  0.00              0.00
      Investor Default Amount Due                     0.00              0.00
      Investor Monthly Interest Due                   0.00              0.00
      Investor Monthly Fees Due                       0.00              0.00
      Investor Additional Amounts Due                 0.00              0.00
      -----------------------------------------------------------------------
      Monthly Funding Requirements         CIA Investor          Total
      Investor Coupon                             6.14250%
      Investor Monthly Interest Due             201,550.78      3,729,519.53
      Investor Outstanding Interest Due               0.00              0.00
      Investor Additional Interest Due               0.00              0.00
      Investor Total Interest Due               201,550.78      3,729,519.53
      Investor  Default Amount Due              141,839.47      2,701,704.15
      Investor Monthly Fees Due                  61,359.38      1,168,750.00
      Investor Additional Fees Due                   0.00              0.00
      Total                                     404,749.62      7,599,973.69
      -----------------------------------------------------------------------

      Reallocated Investor Finance                             11,254,495.86
      Charge Collections
      Interest/Principal/Spread                                     2,219.25
      Investment Proceeds/Reserve Draw
      Series Adjusted Portfolio Yield                                 13.69%
      Base Rate                                                        7.84%
      -----------------------------------------------------------------------
      Application of Collections           CIA Investor          Total
      Available Funds                           590,861.03     11,256,715.11
      Monthly Interest Paid                           0.00      3,527,968.75
      Investor Default Amount Paid                    0.00      2,431,533.74
      Excess Spread                             590,861.03      5,297,212.62
      -----------------------------------------------------------------------
      Monthly Interest Shortfall                                        0.00
      Investor Default Amount Shortfall                           128,330.95
      Required Amount                                             128,330.95
      -----------------------------------------------------------------------
      Monthly Interest Paid                     201,550.78        201,550.78
      Investor Default Paid                     141,839.47        270,170.42
      Investor Additional Amounts Paid                0.00              0.00
      Servicing Fee Paid                                        1,168,750.00
      Excess Finance Charge Collections                         3,656,741.42
      -----------------------------------------------------------------------
      Reallocated Principal                           0.00              0.00
      Monthly Interest Paid
      Investor Default Paid                                             0.00
      -----------------------------------------------------------------------
      Outstanding Monthly Interest                    0.00
      Principal Charge-Offs                         (0.00)
      -----------------------------------------------------------------------
      Principal Funding
      Controlled Accumulation Amount                  0.00              0.00
      Principal Funding Account Deposit                                 0.00
      Principal Funding Account Balance                                 0.00
      -----------------------------------------------------------------------
      Certificates                         CIA Investor          Total
      Beginning Certificates Balance         39,375,000.00    750,000,000.00
      Interest Distribution                     201,550.78      3,729,519.53
      Principal Distribution                          0.00              0.00
      Total Distribution                        201,550.78      3,729,519.53
      Ending Certificate Balance             39,375,000.00    750,000,000.00
      Pool Factor                              100.000000%
      Total Distribution Per 1,000                  5.1188
      Certificate
      -----------------------------------------------------------------------
      Interest Distribution Per 1,000               5.1188
      Certificate
      Principal Distribution Per 1,000              0.0000
      Certificate


      Delinquencies                            61-90            91-120

      Number of Accounts                            35,388            25,322
      Balance of Accounts                      112,730,912        83,723,226

      31+Days Delinquency Rate                        0.00 CIA Investor
                                                           Interest Reduced
                                                           Margin

      Change in Account Owner Retained
      Interest

      Prior Month Account Owner
      Retained Interest Factor
      Current Month Account Owner
      Retained Interest Factor

      Monthly Trust Activity                Transferor          Series
                                             Interest         Allocations
      Beginning Principal  Receivables
      Balance
      Special Funding Account Balance
      Beginning Total Principal Balance
      Series Allocation Percentage                                     6.38%
      Beginning Invested /Transferor        195,147,786.59    945,147,786.59
      Amount
      Adjusted Invested /Transferor         195,147,786.59    945,147,786.59
      Amount
      Floating Allocation Percentage           20.6473304%      100.0000000%
      Principal Allocation Percentage          20.6473304%      100.0000000%
      Finance Charge Collections              2,854,761.20     13,826,296.84
      Total Yield
      Trust Portfolio Yield
      Principal Collections                  31,804,832.09    154,038,470.93
      Discount Percentage
      Discount Option Receivable                      0.00              0.00
      Collections
      Monthly Payment Rate
      Defaults                                  702,975.45      3,404,679.60
      Monthly Default Rate
      Net Monthly Default Rate
      Recoveries                                 73,625.41        356,585.62
      Adjustments
      New Receivables
      Ending Principal  Receivables
      Balance
      Minimum Series Required Balance
      Special Funding Account Balance
      Ending Total Principal Balance

      Reallocated Principal
      Charged-Off Principal
      Reimbursed Principal
      Ending Invested/Transferor Amounts    148,014,073.06    898,014,073.06
      -----------------------------------------------------------------------
      Group II Information                  Group Total
      Invested Amount                       750,000,000.00
      Average Rate                                5.96723%
      Investor Finance Charge                11,254,495.86
      Collections
      Investor Principal Collections        122,233,638.84
      Investor Default Amount Due             2,701,704.15
      Investor Monthly Interest Due           3,729,519.53
      Investor Monthly Fees Due               1,168,750.00
      Investor Additional Amounts Due                 0.00
      -----------------------------------------------------------------------

      Delinquencies                            121+              Total

      Number of Accounts                            35,181           368,800
      Balance of Accounts                      121,255,182  1,021,544,191.31

      31+Days Delinquency Rate

      Change in Account Owner Retained
      Interest

      Prior Month Account Owner
      Retained Interest Factor
      Current Month Account Owner
      Retained Interest Factor

                                               Trust
      Monthly Trust Activity                  Totals

      Beginning Principal  Receivables   14,807,315,323.25
      Balance
      Special Funding Account Balance                 0.00
      Beginning Total Principal Balance  14,807,315,323.25
      Series Allocation Percentage
      Beginning Invested /Transferor
      Amount
      Adjusted Invested /Transferor
      Amount
      Floating Allocation Percentage
      Principal Allocation Percentage
      Finance Charge Collections            216,611,983.90
      Total Yield                                   17.55%
      Trust Portfolio Yield                         13.68%
      Principal Collections               2,413,269,377.84
      Discount Percentage                            0.00%
      Discount Option Receivable                      0.00
      Collections
      Monthly Payment Rate                          16.30%
      Defaults                               53,339,980.42
      Monthly Default Rate                           4.32%
      Net Monthly Default Rate                       3.87%
      Recoveries                              5,586,508.09
      Adjustments                            17,063,045.62
      New Receivables                     1,745,244,225.16
      Ending Principal  Receivables      14,068,887,144.53
      Balance
      Minimum Series Required Balance       802,500,000.00
      Special Funding Account Balance                 0.00
      Ending Total Principal Balance     14,068,887,144.53

      Reallocated Principal
      Charged-Off Principal
      Reimbursed Principal
      Ending Invested/Transferor Amounts 14,068,887,144.53
      -----------------------------------------------------

Group:                                   Group II
Series:                                  Series 1995-2
Supplement Date:                                 15-Nov-95




              MONTHLY STATEMENT

         UNIVERSAL CARD MASTER TRUST
                                           SERIES 1995-2

     Pursuant to the Pooling and Servicing Agreement dated as of August 1, 1995 (hereinafter as such agreement may have been or may be from time to time, amended or otherwise modified, the "Pooling and Servicing Agreement"), among Universal Card Services Corp. ("UCS") as Servicer, Universal Bank, N.A. as Transferor, and Bankers Trust Company, as trustee (the 'Trustee'), as supplemented by the Series 1995-2 Supplement dated as of 11/15/95 (the "Supplement") among UCS, Universal Bank, N.A. and the Trustee, as Servicer is required to prepare certain information each month regarding current distributions to the Series 1995-2 Certificateholders and the performance of the Universal Card Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date of 02/17/00 with respect to the performance of the Trust during the month of 01/01/00 to 01/31/00 is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Series 1995-2 Certificate (a "Certificate"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Monthly Statement have their respective meanings set forth in the Pooling and Servicing Agreement and the Supplement.
 A)   Information regarding
      distribution in
      respect of the Class A
      Certificates
      per $1,000 original certificate
      principal amount.

(1)   The total amount of the
      distribution in respect of Class A
      Certificates, per $1,000 original
      certificate principal amount                              $4.95833333

(2)   The amount of the distribution
      set forth in paragraph 1 above in
      respect of interest on the Class A
      Certificates, per $1,000 original
      certificate principal amount                              $4.95833333

(3)   The amount of the distribution
      set forth in paragraph 1 above in
      respect of principal of the Class
      A
      Certificates, per $1,000 original
      certificate principal amount                              $0.00000000


                                         1995-2     C-1

 B)   Class A Investor Charge Offs and
       Reimbursement of Charge Offs
(1)   The amount of Class A Investor
      Charge Offs                                                     $0.00
(2)   The amount of Class A Investors
      Charge Offs set forth in
      paragraph 1
      above, per $1,000 original
      certificate
      principal amount                                                $0.00
(3)   The total amount reimbursed in
      respect of Class A Investor Charge
      Offs                                                            $0.00
(4)   The amount set forth in paragraph
      3 above, per $1,000 original
      certificate principal amount                                    $0.00
(5)   The amount, if any, by which the
      outstanding principal balance of
      the
      Class A Certificates exceeds the
      Class
      A Invested Amount after giving
      effect
      to all transactions on such
      Distribution Date                                               $0.00

 C)   Information regarding
      distributions in
      respect of the Class B
      Certificates,
      per $1,000 original certificate
      principal amount
(1)   The total amount of the
      distribution in respect of Class B
      Certificates, per $1,000 original
      certificate principal amount                              $5.08333333
(2)   The amount of the distribution
      set forth in paragraph 1 above in
      respect of interest on the Class B
      Certificates, per $1,000 original
      certificate principal amount                              $5.08333333
(3)   The amount of the distribution
      set forth in paragraph 1 above in
      respect of principal of the Class
      B
      Certificates, per $1,000 original
      certificate principal amount                                    $0.00

 D)   Amount of reductions in Class B
      Invested Amount pursuant to
      clauses
      (c), (d), and (e) of the
      definition of
      Class B Invested Amount
(1)   The amount of reductions in Class
      B Invested Amount pursuant to
      clauses
      (c), (d), and (e) of the
      definition of
      Class B Invested Amount                                         $0.00



                                         1995-2     C-2

(2)   The amount of reductions in
      the Class B Invested Amount set
      forth
      in paragraph 1 above, per $1,000
      original certificate principal                                  $0.00
      amount
(3)   The total amount reimbursed in
      respect of such reductions in the
      Class B Invested Amount                                         $0.00
(4)   The amount set forth in paragraph
      3 above, per $1,000 original
      certificate principal amount                                    $0.00
(5)   The amount, if any, by which the
      outstanding principal balance of
      the
      Class B Certificates exceeds the
      Class
      B Invested Amount after giving
      effect
      to all transactions on such
      Distribution Date                                               $0.00

E)    Information regarding certain
      distributions to the Collateral
      Interest Holder
(1)   The amount distributed to the
      Collateral Interest Holder in
      respect
      of interest on the Collateral
      Invested
      Amount                                                    $201,550.78
(2)   The amount distributed to the
      Collateral Interest Holder in
      respect
      of principal on the Collateral
      Invested Amount                                                 $0.00

 F)   Amount of reductions in Collateral
      Invested Amount pursuant to
      clauses
      (c), (d), and (e) of the
      definition of
      Collateral Invested Amount
(1)   The amount of reductions in the
      Collateral Invested Amount
      pursuant to
      clauses (c), (d), and (e) of the
      definition of Collateral Invested
      Amount                                                         ($0.00)
(2)   The total amount reimbursed in
      respect of such reductions in the
      Collateral Invested Amount                                      $0.00

                                         UNIVERSAL CARD SERVICES CORP.,
                                            Servicer

                                         By: /s/  Andrew Lubliner
                                             Andrew Lubliner
                                         Title:  Servicing Officer



                                         1995-2     C-3

      RECEIVABLES  ---

      Beginning of the Month Principal                     $14,807,315,323.25
      Receivables:
      Beginning of the Month Finance                        $450,154,822.17
      Charge Receivables:
      Beginning of the Month Discounted                               $0.00
      Receivables:
      Beginning of the Month Premium                                  $0.00
      Receivables:
      Beginning of the Month Total                         $15,257,470,145.42
      Receivables:


      Removed Principal Receivables:                                  $0.00
      Removed Finance Charge                                          $0.00
      Receivables:
      Removed Total Receivables:                                      $0.00


      Additional Principal Receivables:                               $0.00
      Additional Finance Charge                                       $0.00
      Receivables:
      Additional Total Receivables:                                   $0.00


      Discounted Receivables Generated                                $0.00
      this Period:
      Premium Receivables Generated                                   $0.00
      this Period:
      End of the Month Principal                           $14,068,887,144.53
      Receivables:
      End of the Month Finance Charge                       $463,241,262.29
      Receivables:
      End of the Month Discounted                                     $0.00
      Receivables:
      End of the Month Premium                                        $0.00
      Receivables:
      End of the Month Total                               $14,532,128,406.82
      Receivables:


      Special Funding Account Balance                                 $0.00
      Aggregate Invested Amount (all                       $11,750,000,000.00
      Master Trust Series)

      End of the Month Total Transferor                    $2,318,887,144.53
      Amount


      DELINQUENCIES AND LOSSES ---
                                                           RECEIVABLES
      End of the Month Delinquencies:
         31-60 Days Delinquent                              $165,981,629.48
         61-90 Days Delinquent                              $112,730,912.01
         91+ Days Delinquent                                $204,978,407.66

         Total 31+ Days Delinquent                          $483,690,949.15

      Defaulted Accounts During the                          $53,339,980.42
      Month






                                         1995-2     C-4

      INVESTED AMOUNTS ---

      Class A Initial Invested Amount        $675,000,000
      Class B Initial Invested Amount         $35,625,000
      Collateral Initial Invested Amount      $39,375,000
      INITIAL INVESTED AMOUNT                                  $750,000,000

      Class A Invested Amount             $675,000,000.00
      Class B Invested Amount              $35,625,000.00
      Collateral Invested Amount           $39,375,000.00
      INVESTED AMOUNT                                          $750,000,000


      Class A Adjusted Invested Amount    $675,000,000.00
      Class B Adjusted Invested Amount     $35,625,000.00
      Collateral Invested Amount           $39,375,000.00
      ADJUSTED INVESTED AMOUNT                                 $750,000,000


      MONTHLY SERVICING FEE                                   $1,168,750.00


      INVESTOR DEFAULT AMOUNT                                 $2,701,704.15


      GROUP II INFORMATION


      WEIGHTED AVERAGE CERTIFICATE RATE FOR ALL SERIES              5.96723%
      IN GROUP II

      GROUP II INVESTOR FINANCE CHARGE COLLECTIONS           $11,254,495.86
      GROUP II INVESTOR ADDITIONAL                                    $0.00
      AMOUNTS
      GROUP II INVESTOR DEFAULT AMOUNT                        $2,701,704.15
      GROUP II INVESTOR MONTHLY FEES                          $1,168,750.00
      GROUP II INVESTOR MONTHLY INTEREST                      $3,729,519.53


      SERIES 1995-2 INFORMATION
      SERIES 1995-2 ALLOCATION                                         6.38%
      PERCENTAGE
      SERIES 1995-2 ALLOCABLE FINANCE                        $13,826,296.84
      CHARGE
      COLLECTIONS
      SERIES 1995-2 ADDITIONAL AMOUNTS                                $0.00
      SERIES 1995-2 ALLOCABLE DEFAULTED                       $3,404,679.60
      AMOUNT
      SERIES 1995-2 MONTHLY FEES                              $1,168,750.00
      SERIES 1995-2 ALLOCABLE PRINCIPAL COLLECTIONS         $154,038,470.93
      SERIES 1995-2 REQUIRED TRANSFEROR                      $52,500,000.00
      AMOUNT
      FLOATING ALLOCATION PERCENTAGE                                  79.35%


                                         1995-2     C-5

      INVESTOR FINANCE CHARGE                                $10,971,535.65
      COLLECTIONS
      INVESTOR DEFAULT AMOUNT                                 $2,701,704.15
      REALLOCATED INVESTOR FINANCE CHARGE COLLECTIONS        $11,254,495.86
      PRINCIPAL ALLOCATIONS PERCENTAGE                                79.35%
      AVAILABLE PRINCIPAL COLLECTIONS                       $122,233,638.84


      CLASS A  AVAILABLE FUNDS ---

      CLASS A FLOATING PERCENTAGE                                     90.00%

          Class A Floating Percentage      $10,131,265.52
      of Reallocated
          Investor Finance Charge
      Collections
          Other Amounts                             $0.00
      TOTAL CLASS A AVAILABLE FUNDS                          $10,131,265.52

         Class A Monthly Interest           $3,346,875.00
         Class A Servicing Fee (if                  $0.00
      applicable)
         Class A Investor Default Amount    $2,431,533.74
      TOTAL CLASS A EXCESS SPREAD                             $4,352,856.78

      CLASS A REQUIRED AMOUNT                                         $0.00

      CLASS B AVAILABLE FUNDS ---

      CLASS B FLOATING PERCENTAGE                                      4.75%

      CLASS B AVAILABLE FUNDS                                   $534,588.55

         Class B Monthly Interest             $181,093.75
         Class B Servicing Fee (if                  $0.00
      applicable)
      TOTAL CLASS B EXCESS SPREAD                               $353,494.80

      COLLATERAL AVAILABLE FUNDS --

      COLLATERAL FLOATING PERCENTAGE                                   5.25%

      COLLATERAL AVAILABLE FUNDS                                $590,861.03
         Collateral Interest Servicing                                $0.00
      Fee (if  applicable)
      TOTAL COLLATERAL EXCESS SPREAD                            $590,861.03

      EXCESS SPREAD ---

      TOTAL EXCESS SPREAD                                     $5,297,212.62






                                         1995-2     C-6

      Excess Spread Applied to Class A                                $0.00
      Required Amount
      Excess Spread Applied to Class A                                $0.00
      Investor Chargeoffs

      Excess Spread Applied to Class B                          $128,330.95
      Required Amount
      Excess Spread Applied to                                        $0.00
      Reductions of Class B
      Invested Amount pursuant to
      clauses (c), (d) and (e)

      Excess Spread Applied to                                  $201,550.78
      Collateral Monthly
      Interest
      Excess Spread Applied to Unpaid                         $1,168,750.00
      Monthly
      Servicing Fee
      Excess Spread Applied Collateral                          $141,839.47
      Default Amount
      Excess Spread Applied to                                        $0.00
      Reductions of
      Collateral Invested Amount
      Pursuant to Clauses
      (c), (d) and (e)
      Excess Spread Applied to Reserve                                $0.00
      Account
      Excess Spread Applied to Other                                  $0.00
      Amounts Owed to
      Collateral Interest Holder

      TOTAL EXCESS FINANCE CHARGE COLLECTIONS ELIGIBLE
      FOR OTHER EXCESS ALLOCATION SERIES                      $3,656,741.42

      EXCESS FINANCE CHARGES COLLECTIONS

       TOTAL EXCESS FINANCE CHARGE                           $55,397,171.32
      COLLECTIONS
       FOR ALL ALLOCATION SERIES

      SERIES 1995-2 EXCESS FINANCE CHARGE COLLECTIONS ---

      EXCESS FINANCE CHARGE COLLECTIONS                               $0.00
      ALLOCATED TO SERIES 1995-2

      Excess Finance Charge Collections                               $0.00
      Applied to
      Class A Required Amount
      Excess Finance Charge Collections                               $0.00
      Applied to
      Class A Investor Charge Offs
      Excess Finance Charge Collections                               $0.00
      Applied to
      Class B Required Amount
      Excess Finance Charge Collections                               $0.00
      Applied to
      Reductions of Class B Invested
      Amount Pursuant
      to Clauses (c), (d) and (e)
      Excess Finance Charge Collections                               $0.00
      Applied to
      Collateral Monthly Interest
      Excess Finance Charge Collections                               $0.00
      Applied to
      Unpaid Monthly Servicing Fee
      Excess Finance Charge Collections                               $0.00
      Applied to
      Collateral Default Amount



                                         1995-2     C-7

      Excess Finance Charge Collections                               $0.00
      Applied to
      Reductions of Collateral Invested
      Amount
      Pursuant to Clauses (c), (d) and
      (e)
      Excess Finance Charge Collections                               $0.00
      Applied to
      Reserve Account
      Excess Finance Charge Collections                               $0.00
      Applied to
      Other Amounts Owed to Collateral
      Interest Holder

      YIELD AND BASE RATE---

      Base Rate (Current Month)                      7.84%                 1
      Base Rate (Prior Month)                        7.90%                 1
      Base Rate (Two Months Ago)                     7.82%                 1
      THREE MONTH AVERAGE BASE RATE                                    7.85%

      Series Adj Portfolio Yield (Curr                                13.69%
      Month)
      JAN : (21 posting days / 5
      Mondays)
      Series Adj Portfolio Yield (Prior                               14.59%
      Month)
      DEC : (23 posting days / 4
      Mondays)
      Series Adj Port Yield (Two Months                               13.14%
      Ago)
      NOV : (21 posting days / 5
      Mondays)
      THREE MONTH AVERAGE SERIES ADJUSTED PORTFOLIO                   13.81%
      YIELD

      PRINCIPAL COLLECTIONS---

      CLASS A PRINCIPAL PERCENTAGE                  90.00%

         Class A Principal Collections    $110,010,274.95

      CLASS B PRINCIPAL PERCENTAGE                                     4.75%

         Class B Principal Collections      $5,806,097.84

      COLLATERAL PRINCIPAL PERCENTAGE                                  5.25%
         Collateral Principal               $6,417,266.04
      Collections

      AVAILABLE PRINCIPAL COLLECTIONS     $122,233,638.84

      REALLOCATED PRINCIPAL COLLECTIONS                               $0.00

      SERIES 1995-2 PRINCIPAL SHORTFALL             $0.00

      SHARED PRINCIPAL COLLECTIONS ALLOCABLE FROM OTHER               $0.00
      PRINCIPAL SHARING SERIES








                                         1995-2     C-8

      ACCUMULATION ---

      Controlled Accumulation Amount                $0.00
      Deficit Controlled Accumulation               $0.00
      Amount
      CONTROLLED DEPOSIT AMOUNT                                       $0.00

      PRINCIPAL FUNDING ACCOUNT BALANCE                               $0.00

      SHARED PRINCIPAL COLLECTIONS ELIGIBLE FOR OTHER       $122,233,638.84
      PRINCIPAL SHARING SERIES

      INVESTOR CHARGE OFFS AND
      REIMBURSEMENTS--

      CLASS A INVESTOR CHARGE OFFS                                    $0.00
      REDUCTIONS IN CLASS B INVESTED AMOUNT  (OTHER THAN              $0.00
      BY PRINCIPAL PAYMENTS)
      REDUCTIONS IN COLLATERAL INVESTED AMOUNT (OTHER                ($0.00)
      THAN BY PRINCIPAL PAYMENTS)

      PREVIOUS CLASS A CHARGE OFFS                                    $0.00
      REIMBURSED
      PREVIOUS CLASS B INVESTED AMOUNT REDUCTIONS                     $0.00
      REIMBURSED

      PREVIOUS COLLATERAL INVESTED AMOUNT REDUCTIONS                  $0.00
      REIMBURSED


                                         UNIVERSAL CARD SERVICES CORP.,
                                         as Servicer


                                         By: /s/ Andrew Lubliner
                                         Name:  Andrew Lubliner
                                         Title: Servicing Officer

      Exhibit 20.2
      Universal Bank, N.A.
      Credit Card Asset Backed
      Securities

      Universal Card  Master Trust
      Series 1995-3

      Monthly Report                                               31-Jan-00
      Distribution Date                                            17-Feb-00
      -----------------------------------------------------------------------
      Monthly Trust Activity                  Class A           Class B

      Beginning Principal  Receivables
      Balance
      Special Funding Account Balance
      Beginning Total Principal Balance
      Series Allocation Percentage
      Beginning Invested /Transferor        652,500,000.00     45,000,000.00
      Amount
      Adjusted Invested /Transferor         652,500,000.00     45,000,000.00
      Amount
      Floating Allocation Percentage           87.0000000%        6.0000000%
      Principal Allocation Percentage          87.0000000%        6.0000000%
      Finance Charge Collections              9,545,236.01        658,292.14
      Total Yield
      Trust Portfolio Yield
      Principal Collections                 106,343,265.79      7,334,018.33
      Discount Percentage
      Discount Option Receivable                      0.00              0.00
      Collections
      Monthly Payment Rate
      Defaults                                2,350,482.61        162,102.25
      Monthly Default Rate
      Net Monthly Default Rate
      Recoveries                                246,175.38         16,977.61
      Adjustments
      New Receivables
      Ending Principal  Receivables
      Balance
      Minimum Series Required Balance
      Special Funding Account Balance
      Ending Total Principal Balance

      Reallocated Principal                                             0.00
      Charged-Off Principal                           0.00              0.00
      Reimbursed Principal                            0.00              0.00
      Ending Invested/Transferor Amounts    652,500,000.00     45,000,000.00
      -----------------------------------------------------
      Group I Information                  Series 1995-3     Series 1996-1
      Invested Amount                       750,000,000.00  1,000,000,000.00
      Average Rate                                6.23048%          6.17423%
      Investor Finance Charge                11,254,495.86     15,005,994.48
      Collections
      Investor Principal Collections        122,233,638.84    162,978,185.12
      Investor Default Amount Due             2,701,704.15      3,602,272.21
      Investor Monthly Interest Due           3,894,046.88      5,145,187.50
      Investor Monthly Fees Due               1,168,750.00      1,558,333.33
      Investor Additional Amounts Due                 0.00              0.00
      -----------------------------------------------------
      Monthly Funding Requirements            Class A           Class B
      Investor Coupon                             6.23000%          6.34000%
      Investor Monthly Interest Due           3,387,562.50        237,750.00
      Investor Outstanding Interest Due               0.00              0.00
      Investor Additional Interest Due               0.00              0.00
      Investor Total Interest Due             3,387,562.50        237,750.00
      Investor  Default Amount Due            2,350,482.61        162,102.25
      Investor Monthly Fees Due               1,016,812.50         70,125.00
      Investor Additional Fees Due                   0.00              0.00
      Total                                   6,754,857.61        469,977.25
      -----------------------------------------------------

      Reallocated Investor Finance
      Charge Collections
      Interest/Principal/Spread Investment
      Proceeds/Reserve Draw
      Series Adjusted Portfolio Yield
      Base Rate
      -----------------------------------------------------
      Application of Collections              Class A           Class B
      Available Funds                         9,848,246.09        676,105.25
      Monthly Interest Paid                   3,387,562.50        237,750.00
      Investor Default Amount Paid            2,350,482.61              0.00
      Excess Spread                           4,110,200.97        438,355.25
      -----------------------------------------------------
      Monthly Interest Shortfall                      0.00              0.00
      Investor Default Amount Shortfall               0.00        162,102.25
      Required Amount                                 0.00        162,102.25
      -----------------------------------------------------
      Monthly Interest Paid                           0.00              0.00
      Investor Default Paid                           0.00        162,102.25
      Investor Additional Amounts Paid                0.00              0.00
      Servicing Fee Paid
      Excess Finance Charge Collections
      -----------------------------------------------------
      Reallocated Principal                                             0.00
      Monthly Interest Paid                           0.00              0.00
      Investor Default Paid                           0.00              0.00
      -----------------------------------------------------
      Outstanding Monthly Interest                    0.00              0.00
      Principal Charge-Offs                           0.00              0.00
      -----------------------------------------------------
      Principal Funding
      Controlled Accumulation Amount                  0.00              0.00
      Principal Funding Account Deposit
      Principal Funding Account Balance
      -----------------------------------------------------
      Certificates                            Class A           Class B
      Beginning Certificates Balance        652,500,000.00     45,000,000.00
      Interest Distribution                           0.00              0.00
      Principal Distribution                          0.00              0.00
      Total Distribution                              0.00              0.00
      Ending Certificate Balance            652,500,000.00     45,000,000.00
      Pool Factor                              100.000000%       100.000000%
      Total Distribution Per 1,000                  0.0000            0.0000
      Certificate
      Interest Distribution Per 1,000               0.0000            0.0000
      Certificate
      Principal Distribution Per 1,000              0.0000            0.0000
      Certificate

      1st  Collection Accounts Deposit        3,387,562.50        237,750.00
      2nd Collection Accounts Deposit                 0.00              0.00
      3rd Collection Accounts Deposit                 0.00              0.00
      Quarterly Interest Distribution         3,387,562.50        237,750.00


      Delinquencies                            1-30              31-60

      Number of Accounts                           213,855            59,054
      Balance of Accounts                      537,853,242       165,981,629

      31+Days Delinquency Rate                                       3.2666%

      Change in Account Owner Retained                               0.0000%
      Interest

      Prior Month Account Owner                                      0.0000%
      Retained Interest Factor
      Current Month Account Owner                                    0.0000%
      Retained Interest Factor

      Monthly Trust Activity               CIA Investor        Investor
                                                               Interest
      Beginning Principal  Receivables
      Balance
      Special Funding Account Balance
      Beginning Total Principal Balance
      Series Allocation Percentage
      Beginning Invested /Transferor         52,500,000.00    750,000,000.00
      Amount
      Adjusted Invested /Transferor          52,500,000.00    750,000,000.00
      Amount
      Floating Allocation Percentage            7.0000000%       79.3526696%
      Principal Allocation Percentage           7.0000000%       79.3526696%
      Finance Charge Collections                768,007.50     10,971,535.65
      Total Yield
      Trust Portfolio Yield
      Principal Collections                   8,556,354.72    122,233,638.84
      Discount Percentage
      Discount Option Receivable                      0.00              0.00
      Collections
      Monthly Payment Rate
      Defaults                                  189,119.29      2,701,704.15
      Monthly Default Rate
      Net Monthly Default Rate
      Recoveries                                 19,807.21        282,960.21
      Adjustments
      New Receivables
      Ending Principal  Receivables
      Balance
      Minimum Series Required Balance
      Special Funding Account Balance
      Ending Total Principal Balance

      Reallocated Principal                           0.00
      Charged-Off Principal                           0.00
      Reimbursed Principal                            0.00
      Ending Invested/Transferor Amounts     52,500,000.00    750,000,000.00
      -----------------------------------------------------
      Group I Information                  Series 1996-3     Series 1997-1
      Invested Amount                     1,000,000,000.00  1,000,000,000.00
      Average Rate                                6.25268%          6.18098%
      Investor Finance Charge                15,005,994.48     15,005,994.48
      Collections
      Investor Principal Collections        162,978,185.12    162,978,185.12
      Investor Default Amount Due             3,602,272.21      3,602,272.21
      Investor Monthly Interest Due           5,210,562.50      5,150,812.50
      Investor Monthly Fees Due               1,558,333.33      1,558,333.33
      Investor Additional Amounts Due                 0.00              0.00
      -----------------------------------------------------
      Monthly Funding Requirements         CIA Investor          Total
      Investor Coupon                             6.14250%
      Investor Monthly Interest Due             268,734.38      3,894,046.88
      Investor Outstanding Interest Due               0.00              0.00
      Investor Additional Interest Due               0.00              0.00
      Investor Total Interest Due               268,734.38      3,894,046.88
      Investor  Default Amount Due              189,119.29      2,701,704.15
      Investor Monthly Fees Due                  81,812.50      1,168,750.00
      Investor Additional Fees Due                   0.00              0.00
      Total                                     539,666.17      7,764,501.03
      -----------------------------------------------------

      Reallocated Investor Finance                             11,268,420.86
      Charge Collections
      Interest/Principal/Spread                                    44,719.94
      Investment Proceeds/Reserve Draw
      Series Adjusted Portfolio Yield                                 13.78%
      Base Rate                                                        8.10%
      -----------------------------------------------------
      Application of Collections           CIA Investor          Total
      Available Funds                           788,789.46     11,313,140.80
      Monthly Interest Paid                           0.00      3,625,312.50
      Investor Default Amount Paid                    0.00      2,350,482.61
      Excess Spread                             788,789.46      5,337,345.69
      -----------------------------------------------------
      Monthly Interest Shortfall                                        0.00
      Investor Default Amount Shortfall                           162,102.25
      Required Amount                                             162,102.25
      -----------------------------------------------------
      Monthly Interest Paid                     268,734.38        268,734.38
      Investor Default Paid                     189,119.29        351,221.54
      Investor Additional Amounts Paid                0.00              0.00
      Servicing Fee Paid                                        1,168,750.00
      Excess Finance Charge Collections                         3,548,639.77
      -----------------------------------------------------
      Reallocated Principal                           0.00              0.00
      Monthly Interest Paid
      Investor Default Paid                                             0.00
      -----------------------------------------------------
      Outstanding Monthly Interest                    0.00
      Principal Charge-Offs                           0.00
      -----------------------------------------------------
      Principal Funding
      Controlled Accumulation Amount                  0.00              0.00
      Principal Funding Account Deposit                                 0.00
      Principal Funding Account Balance                                 0.00
      -----------------------------------------------------
      Certificates                         CIA Investor          Total
      Beginning Certificates Balance         52,500,000.00    750,000,000.00
      Interest Distribution                     268,734.38        268,734.38
      Principal Distribution                          0.00              0.00
      Total Distribution                        268,734.38        268,734.38
      Ending Certificate Balance             52,500,000.00    750,000,000.00
      Pool Factor                              100.000000%
      Total Distribution Per 1,000                  5.1188
      Certificate
      Interest Distribution Per 1,000               5.1188
      Certificate
      Principal Distribution Per 1,000              0.0000
      Certificate

      1st  Collection Accounts Deposit                          3,625,312.50
      2nd Collection Accounts Deposit                                   0.00
      3rd Collection Accounts Deposit                                   0.00
      Quarterly Interest Distribution                           3,625,312.50


      Delinquencies                            61-90            91-120

      Number of Accounts                            35,388            25,322
      Balance of Accounts                      112,730,912        83,723,226

      31+Days Delinquency Rate                        0.00 CIA Investor
                                                           Interest Reduced
                                                           Margin

      Change in Account Owner Retained
      Interest

      Prior Month Account Owner
      Retained Interest Factor
      Current Month Account Owner
      Retained Interest Factor

      Monthly Trust Activity                Transferor          Series
                                             Interest         Allocations
      Beginning Principal  Receivables
      Balance
      Special Funding Account Balance
      Beginning Total Principal Balance
      Series Allocation Percentage                                     6.38%
      Beginning Invested /Transferor        195,147,786.59    945,147,786.59
      Amount
      Adjusted Invested /Transferor         195,147,786.59    945,147,786.59
      Amount
      Floating Allocation Percentage           20.6473304%      100.0000000%
      Principal Allocation Percentage          20.6473304%      100.0000000%
      Finance Charge Collections              2,854,761.20     13,826,296.84
      Total Yield
      Trust Portfolio Yield
      Principal Collections                  31,804,832.09    154,038,470.93
      Discount Percentage
      Discount Option Receivable                      0.00              0.00
      Collections
      Monthly Payment Rate
      Defaults                                  702,975.45      3,404,679.60
      Monthly Default Rate
      Net Monthly Default Rate
      Recoveries                                 73,625.41        356,585.62
      Adjustments
      New Receivables
      Ending Principal  Receivables
      Balance
      Minimum Series Required Balance
      Special Funding Account Balance
      Ending Total Principal Balance

      Reallocated Principal
      Charged-Off Principal
      Reimbursed Principal
      Ending Invested/Transferor Amounts    148,014,073.06    898,014,073.06
      -----------------------------------------------------


      Delinquencies                            121+              Total

      Number of Accounts                            35,181           368,800
      Balance of Accounts                      121,255,182  1,021,544,191.31

      31+Days Delinquency Rate

      Change in Account Owner Retained
      Interest

      Prior Month Account Owner
      Retained Interest Factor
      Current Month Account Owner
      Retained Interest Factor

      Monthly Trust Activity                   Trust
                                              Totals
      Beginning Principal  Receivables   14,807,315,323.25
      Balance
      Special Funding Account Balance                 0.00
      Beginning Total Principal Balance  14,807,315,323.25
      Series Allocation Percentage
      Beginning Invested /Transferor
      Amount
      Adjusted Invested /Transferor
      Amount
      Floating Allocation Percentage
      Principal Allocation Percentage
      Finance Charge Collections            216,611,983.90
      Total Yield                                   17.55%
      Trust Portfolio Yield                         13.68%
      Principal Collections               2,413,269,377.84
      Discount Percentage                            0.00%
      Discount Option Receivable                      0.00
      Collections
      Monthly Payment Rate                          16.30%
      Defaults                               53,339,980.42
      Monthly Default Rate                           4.32%
      Net Monthly Default Rate                       3.87%
      Recoveries                              5,586,508.09
      Adjustments                            17,063,045.62
      New Receivables                     1,745,244,225.16
      Ending Principal  Receivables      14,068,887,144.53
      Balance
      Minimum Series Required Balance       802,500,000.00
      Special Funding Account Balance                 0.00
      Ending Total Principal Balance     14,068,887,144.53

      Reallocated Principal
      Charged-Off Principal
      Reimbursed Principal
      Ending Invested/Transferor Amounts 14,068,887,144.53
      -----------------------------------------------------
      Group I Information                   Group Total
      Invested Amount                     3,750,000,000.00
      Average Rate                                6.20820%
      Investor Finance Charge                56,272,479.30
      Collections
      Investor Principal Collections        611,168,194.19
      Investor Default Amount Due            13,508,520.77
      Investor Monthly Interest Due          19,400,609.38
      Investor Monthly Fees Due               5,843,750.00
      Investor Additional Amounts Due                 0.00
      -----------------------------------------------------


      Delinquencies

      Number of Accounts
      Balance of Accounts

      31+Days Delinquency Rate

      Change in Account Owner Retained
      Interest

      Prior Month Account Owner
      Retained Interest Factor
      Current Month Account Owner
      Retained Interest Factor

Group:                                   Group 1
Series:                                  Series 1995-3
Supplement Date:                                 15-Nov-95




                       MONTHLY STATEMENT

      UNIVERSAL CARD MASTER TRUST
                                         SERIES 1995-3

     Pursuant to the Pooling and Servicing Agreement dated as of August 1, 1995 (hereinafter as such agreement may have been or may be from time to time, amended or otherwise modified, the "Pooling and Servicing Agreement"), among Universal Card Services Corp. ("UCS") as Servicer, Universal Bank, N.A. as Transferor, and Bankers Trust Company, as trustee (the 'Trustee'), as supplemented by the Series 1995-3 Supplement dated as of 11/15/95 (the "Supplement") among UCS, and the Trustee, as Servicer is required to prepare certain information each month regarding current distributions to the Series 1995-3 Certificateholders and the performance of the Universal Card Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date of 02/17/00 with respect to the performance of the Trust during the month of 01/01/00 to 01/31/00 is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Series 1995-3 Certificate (a "Certificate"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Monthly Statement have their respective meanings set forth in the Pooling and Servicing Agreement and the Supplement.

 A)   Information regarding
      distribution in
      respect of the Class A
      Certificates
      per $1,000 original certificate
      principal amount.

(1)   The total amount of the
      distribution in respect of Class A
      Certificates, per $1,000 original
      certificate principal amount                              $0.00000000

(2)   The amount of the distribution
      set forth in paragraph 1 above in
      respect of interest on the Class A
      Certificates, per $1,000 original
      certificate principal amount                              $0.00000000

(3)   The amount of the distribution
      set forth in paragraph 1 above in
      respect of principal of the Class
      A
      Certificates, per $1,000 original
      certificate principal amount                              $0.00000000


                                         1995-3     C-1

 B)   Class A Investor Charge Offs and
      Reimbursement of Charge Offs
(1)   The amount of Class A Investor
      Charge Offs                                                     $0.00
(2)   The amount of Class A Investors
      Charge Offs set forth in
      paragraph 1
      above, per $1,000 original
      certificate
      principal amount                                                $0.00
(3)   The total amount reimbursed in
      respect of Class A Investor Charge
      Offs                                                            $0.00
(4)   The amount set forth in paragraph
      3 above, per $1,000 original
      certificate principal amount                                    $0.00
(5)   The amount, if any, by which the
      outstanding principal balance of
      the
      Class A Certificates exceeds the
      Class
      A Invested Amount after giving
      effect
      to all transactions on such
      Distribution Date                                               $0.00

 C)   Information regarding
      distributions in
      respect of the Class B
      Certificates,
      per $1,000 original certificate
      principal amount
(1)   The total amount of the
      distribution in respect of Class B
      Certificates, per $1,000 original
      certificate principal amount                              $0.00000000
(2)   The amount of the distribution
      set forth in paragraph 1 above in
      respect of interest on the Class B
      Certificates, per $1,000 original
      certificate principal amount                              $0.00000000
(3)   The amount of the distribution
      set forth in paragraph 1 above in
      respect of principal of the Class
      B
      Certificates, per $1,000 original
      certificate principal amount                                    $0.00

 D)   Amount of reductions in Class B
      Invested Amount pursuant to
      clauses
      (c), (d), and (e) of the
      definition of
      Class B Invested Amount
(1)   The amount of reductions in Class
      B Invested Amount pursuant to
      clauses
      (c), (d), and (e) of the
      definition of
      Class B Invested Amount                                         $0.00



                                         1995-3     C-2

(2)   The amount of reductions in
      the Class B Invested Amount set
      forth
      in paragraph 1 above, per $1,000
      original certificate principal                                  $0.00
      amount
(3)   The total amount reimbursed in
      respect of such reductions in the
      Class B Invested Amount                                         $0.00
(4)   The amount set forth in paragraph
      3 above, per $1,000 original
      certificate principal amount                                    $0.00
(5)   The amount, if any, by which the
      outstanding principal balance of
      the
      Class B Certificates exceeds the
      Class
      B Invested Amount after giving
      effect
      to all transactions on such
      Distribution Date                                               $0.00

E)    Information regarding certain
      distributions to the Collateral
      Interest Holder
(1)   The amount distributed to the
      Collateral Interest Holder in
      respect
      of interest on the Collateral
      Invested
      Amount                                                    $268,734.38
(2)   The amount distributed to the
      Collateral Interest Holder in
      respect
      of principal on the Collateral
      Invested Amount                                                 $0.00

 F)   Amount of reductions in Collateral
      Invested Amount pursuant to
      clauses
      (c), (d), and (e) of the
      definition of
      Collateral Invested Amount
(1)   The amount of reductions in the
      Collateral Invested Amount
      pursuant to
      clauses (c), (d), and (e) of the
      definition of Collateral Invested
      Amount                                                          $0.00
(2)   The total amount reimbursed in
      respect of such reductions in the
      Collateral Invested Amount                                      $0.00

                                         UNIVERSAL CARD SERVICES CORP.,
                                            Servicer

                                         By: /s/ Andrew Lubliner
                                         Name: Andrew Lubliner
                                         Title: Servicing Officer


                                         1995-3     C-3

      RECEIVABLES  ---

      Beginning of the Month Principal                     $14,807,315,323.25
      Receivables:
      Beginning of the Month Finance                        $450,154,822.17
      Charge Receivables:
      Beginning of the Month Discounted                               $0.00
      Receivables:
      Beginning of the Month Premium                                  $0.00
      Receivables:
      Beginning of the Month Total                         $15,257,470,145.42
      Receivables:


      Removed Principal Receivables:                                  $0.00
      Removed Finance Charge                                          $0.00
      Receivables:
      Removed Total Receivables:                                      $0.00


      Additional Principal Receivables:                               $0.00
      Additional Finance Charge                                       $0.00
      Receivables:
      Additional Total Receivables:                                   $0.00


      Discounted Receivables Generated                                $0.00
      this Period:
      Premium Receivables Generated                                   $0.00
      this Period:
      End of the Month Principal                           $14,068,887,144.53
      Receivables:
      End of the Month Finance Charge                       $463,241,262.29
      Receivables:
      End of the Month Discounted                                     $0.00
      Receivables:
      End of the Month Premium                                        $0.00
      Receivables:
      End of the Month Total                               $14,532,128,406.82
      Receivables:


      Special Funding Account Balance                                 $0.00
      Aggregate Invested Amount (all                       $11,750,000,000.00
      Master Trust Series)

      End of the Month Total Transferor                    $2,318,887,144.53
      Amount


      DELINQUENCIES AND LOSSES ---
                                                           RECEIVABLES
      End of the Month Delinquencies:
         31-60 Days Delinquent                              $165,981,629.48
         61-90 Days Delinquent                              $112,730,912.01
         91+ Days Delinquent                                $204,978,407.66

         Total 31+ Days Delinquent                          $483,690,949.15

      Defaulted Accounts During the                          $53,339,980.42
      Month






                                  1995-3     C-4

      INVESTED AMOUNTS ---

      Class A Initial Invested Amount        $652,500,000
      Class B Initial Invested Amount         $45,000,000
      Collateral Initial Invested Amount      $52,500,000
      INITIAL INVESTED AMOUNT                                  $750,000,000

      Class A Invested Amount             $652,500,000.00
      Class B Invested Amount              $45,000,000.00
      Collateral Invested Amount           $52,500,000.00
      INVESTED AMOUNT                                          $750,000,000


      Class A Adjusted Invested Amount    $652,500,000.00
      Class B Adjusted Invested Amount     $45,000,000.00
      Collateral Invested Amount           $52,500,000.00
      ADJUSTED INVESTED AMOUNT                                 $750,000,000


      MONTHLY SERVICING FEE                                   $1,168,750.00


      INVESTOR DEFAULT AMOUNT                                 $2,701,704.15


      GROUP 1 INFORMATION


      WEIGHTED AVERAGE CERTIFICATE RATE FOR ALL SERIES              6.20820%
      IN GROUP 1

      GROUP 1 INVESTOR FINANCE CHARGE COLLECTIONS            $56,272,479.30
      GROUP 1 INVESTOR ADDITIONAL                                     $0.00
      AMOUNTS
      GROUP 1 INVESTOR DEFAULT AMOUNT                        $13,508,520.77
      GROUP 1 INVESTOR MONTHLY FEES                           $5,843,750.00
      GROUP 1 INVESTOR MONTHLY INTEREST                      $19,400,609.38


      SERIES 1995-3  INFORMATION
      SERIES 1995-3  ALLOCATION                                        6.38%
      PERCENTAGE
      SERIES 1995-3  ALLOCABLE FINANCE                       $13,826,296.84
      CHARGE
      COLLECTIONS
      SERIES 1995-3  ADDITIONAL AMOUNTS                               $0.00
      SERIES 1995-3  ALLOCABLE                                $3,404,679.60
      DEFAULTED AMOUNT
      SERIES 1995-3  MONTHLY FEES                             $1,168,750.00
      SERIES 1995-3  ALLOCABLE PRINCIPAL COLLECTIONS        $154,038,470.93
      SERIES 1995-3  REQUIRED                                $52,500,000.00
      TRANSFEROR AMOUNT
      FLOATING ALLOCATION PERCENTAGE                                  79.35%


                                        1995-3     C-5

      INVESTOR FINANCE CHARGE                                $10,971,535.65
      COLLECTIONS
      INVESTOR DEFAULT AMOUNT                                 $2,701,704.15
      REALLOCATED INVESTOR FINANCE CHARGE COLLECTIONS        $11,268,420.86
      PRINCIPAL ALLOCATIONS PERCENTAGE                                79.35%
      AVAILABLE PRINCIPAL COLLECTIONS                       $122,233,638.84


      CLASS A  AVAILABLE FUNDS ---

      CLASS A FLOATING PERCENTAGE                                     87.00%

          Class A Floating Percentage       $9,848,246.09
      of Reallocated
          Investor Finance Charge
      Collections
          Other Amounts                             $0.00
      TOTAL CLASS A AVAILABLE FUNDS                           $9,848,246.09

         Class A Monthly Interest           $3,387,562.50
         Class A Servicing Fee (if                  $0.00
      applicable)
         Class A Investor Default Amount    $2,350,482.61
      TOTAL CLASS A EXCESS SPREAD                             $4,110,200.97

      CLASS A REQUIRED AMOUNT                                         $0.00

      CLASS B AVAILABLE FUNDS ---

      CLASS B FLOATING PERCENTAGE                                      6.00%

      CLASS B AVAILABLE FUNDS                                   $676,105.25

         Class B Monthly Interest             $237,750.00
         Class B Servicing Fee (if                  $0.00
      applicable)
      TOTAL CLASS B EXCESS SPREAD                               $438,355.25

      COLLATERAL AVAILABLE FUNDS --

      COLLATERAL FLOATING PERCENTAGE                                   7.00%

      COLLATERAL AVAILABLE FUNDS                                $788,789.46
         Collateral Interest Servicing                                $0.00
      Fee (if  applicable)
      TOTAL COLLATERAL EXCESS SPREAD                            $788,789.46

      EXCESS SPREAD ---

      TOTAL EXCESS SPREAD                                     $5,337,345.69




                                         1995-3     C-6

      Excess Spread Applied to Class A                                $0.00
      Required Amount
      Excess Spread Applied to Class A                                $0.00
      Investor Charge
      Offs
      Excess Spread Applied to Class B                          $162,102.25
      Required Amount
      Excess Spread Applied to                                        $0.00
      Reductions of Class B
      Invested Amount pursuant to
      clauses (c), (d) and (e)

      Excess Spread Applied to                                  $268,734.38
      Collateral Monthly
      Interest
      Excess Spread Applied to Unpaid                         $1,168,750.00
      Monthly
      Servicing Fee
      Excess Spread Applied Collateral                          $189,119.29
      Default Amount
      Excess Spread Applied to                                        $0.00
      Reductions of
      Collateral Invested Amount
      Pursuant to Clauses
      (c), (d) and (e)
      Excess Spread Applied to Reserve                                $0.00
      Account
      Excess Spread Applied to Other                                  $0.00
      Amounts Owed to
      Collateral Interest Holder

      TOTAL EXCESS FINANCE CHARGE COLLECTIONS ELIGIBLE
      FOR OTHER EXCESS ALLOCATION SERIES                      $3,548,639.77

      EXCESS FINANCE CHARGES COLLECTIONS

       TOTAL EXCESS FINANCE CHARGE                           $55,397,171.32
      COLLECTIONS
       FOR ALL ALLOCATION SERIES

      SERIES 1995-3  EXCESS FINANCE CHARGE COLLECTIONS ---

      EXCESS FINANCE CHARGE COLLECTIONS                               $0.00
      ALLOCATED TO SERIES 1995-3

      Excess Finance Charge Collections                               $0.00
      Applied to
      Class A Required Amount
      Excess Finance Charge Collections                               $0.00
      Applied to
      Class A Investor Charge Offs
      Excess Finance Charge Collections                               $0.00
      Applied to
      Class B Required Amount
      Excess Finance Charge Collections                               $0.00
      Applied to
      Reductions of Class B Invested
      Amount Pursuant
      to Clauses (c), (d) and (e)
      Excess Finance Charge Collections                               $0.00
      Applied to
      Collateral Monthly Interest
      Excess Finance Charge Collections                               $0.00
      Applied to
      Unpaid Monthly Servicing Fee
      Excess Finance Charge Collections                               $0.00
      Applied to
      Collateral Default Amount



                                         1995-3     C-7

      Excess Finance Charge Collections                               $0.00
      Applied to
      Reductions of Collateral Invested
      Amount
      Pursuant to Clauses (c), (d) and
      (e)
      Excess Finance Charge Collections                               $0.00
      Applied to
      Reserve Account
      Excess Finance Charge Collections                               $0.00
      Applied to
      Other Amounts Owed to Collateral
      Interest Holder

      YIELD AND BASE RATE---

      Base Rate (Current Month)                      8.10%
      Base Rate (Prior Month)                        8.71%
      Base Rate (Two Months Ago)                     8.21%
      THREE MONTH AVERAGE BASE RATE                                    8.34%

      Series Adj Portfolio Yield (Curr              13.78%
      Month)
      JAN : (21 posting days / 5
      Mondays)
      Series Adj Portfolio Yield (Prior             14.72%
      Month)
      DEC : (23 posting days / 4
      Mondays)
      Series Adj Port Yield (Two Months             13.39%
      Ago)
      NOV : (21 posting days / 5
      Mondays)
      THREE MONTH AVERAGE SERIES ADJUSTED PORTFOLIO                   13.96%
      YIELD

      PRINCIPAL COLLECTIONS---

      CLASS A PRINCIPAL PERCENTAGE                                    87.00%

         Class A Principal Collections    $106,343,265.79

      CLASS B PRINCIPAL PERCENTAGE                                     6.00%

         Class B Principal Collections      $7,334,018.33

      COLLATERAL PRINCIPAL PERCENTAGE                                  7.00%
         Collateral Principal               $8,556,354.72
      Collections

      AVAILABLE PRINCIPAL COLLECTIONS     $122,233,638.84

      REALLOCATED PRINCIPAL COLLECTIONS                               $0.00

      SERIES 1995-3  PRINCIPAL SHORTFALL                              $0.00

      SHARED PRINCIPAL COLLECTIONS ALLOCABLE FROM OTHER               $0.00
      PRINCIPAL SHARING SERIES








                                         1995-3     C-8

      ACCUMULATION ---

      Controlled Accumulation Amount                $0.00
      Deficit Controlled Accumulation               $0.00
      Amount
      CONTROLLED DEPOSIT AMOUNT                                       $0.00

      PRINCIPAL FUNDING ACCOUNT BALANCE                               $0.00

      SHARED PRINCIPAL COLLECTIONS ELIGIBLE FOR OTHER       $122,233,638.84
      PRINCIPAL SHARING SERIES

      INVESTOR CHARGE OFFS AND
      REIMBURSEMENTS--
      CLASS A INVESTOR CHARGE OFFS                                    $0.00
      REDUCTIONS IN CLASS B INVESTED AMOUNT  (OTHER THAN              $0.00
      BY PRINCIPAL PAYMENTS)
      REDUCTIONS IN COLLATERAL INVESTED AMOUNT (OTHER                 $0.00
      THAN BY PRINCIPAL PAYMENTS)

      PREVIOUS CLASS A CHARGE OFFS                                    $0.00
      REIMBURSED
      PREVIOUS CLASS B INVESTED AMOUNT REDUCTIONS                     $0.00
      REIMBURSED

      PREVIOUS COLLATERAL INVESTED AMOUNT REDUCTIONS                  $0.00
      REIMBURSED


                                         UNIVERSAL CARD SERVICES CORP.,
                                         as Servicer


                                         By: /s/ Andrew Lubliner
                                         Name: Andrew Lubliner
                                         Title: Servicing Officer

      Exhibit 20.3
      Universal Bank, N.A.
      Credit Card Asset Backed
      Securities

      Universal Card  Master Trust
      Series 1996-1

      Monthly Report                                               31-Jan-00
      Distribution Date                                            17-Feb-00
      -----------------------------------------------------------------------
      Monthly Trust Activity                  Class A           Class B

      Beginning Principal  Receivables
      Balance
      Special Funding Account Balance
      Beginning Total Principal Balance
      Series Allocation Percentage
      Beginning Invested /Transferor        850,000,000.00     80,000,000.00
      Amount
      Adjusted Invested /Transferor         850,000,000.00     80,000,000.00
      Amount
      Floating Allocation Percentage           85.0000000%        8.0000000%
      Principal Allocation Percentage          85.0000000%        8.0000000%
      Finance Charge Collections             12,434,407.07      1,170,297.14
      Total Yield
      Trust Portfolio Yield
      Principal Collections                 138,531,457.35     13,038,254.81
      Discount Percentage
      Discount Option Receivable                      0.00              0.00
      Collections
      Monthly Payment Rate
      Defaults                                3,061,931.37        288,181.78
      Monthly Default Rate
      Net Monthly Default Rate
      Recoveries                                320,688.24         30,182.42
      Adjustments
      New Receivables
      Ending Principal  Receivables
      Balance
      Minimum Series Required Balance
      Special Funding Account Balance
      Ending Total Principal Balance

      Reallocated Principal                                             0.00
      Charged-Off Principal                           0.00              0.00
      Reimbursed Principal                            0.00              0.00
      Ending Invested/Transferor Amounts    850,000,000.00     80,000,000.00
      -----------------------------------------------------------------------
      Group I Information                  Series 1995-3     Series 1996-1
      Invested Amount                       750,000,000.00  1,000,000,000.00
      Average Rate                                6.23048%          6.17423%
      Investor Finance Charge                11,254,495.86     15,005,994.48
      Collections
      Investor Principal Collections        122,233,638.84    162,978,185.12
      Investor Default Amount Due             2,701,704.15      3,602,272.21
      Investor Monthly Interest Due           3,894,046.88      5,145,187.50
      Investor Monthly Fees Due               1,168,750.00      1,558,333.33
      Investor Additional Amounts Due                 0.00              0.00
      -----------------------------------------------------------------------
      Monthly Funding Requirements            Class A           Class B
      Investor Coupon                             6.16500%          6.30000%
      Investor Monthly Interest Due           4,366,875.00        420,000.00
      Investor Outstanding Interest Due               0.00              0.00
      Investor Additional Interest Due               0.00              0.00
      Investor Total Interest Due             4,366,875.00        420,000.00
      Investor  Default Amount Due            3,061,931.37        288,181.78
      Investor Monthly Fees Due               1,324,583.33        124,666.67
      Investor Additional Fees Due                   0.00              0.00
      Total                                   8,753,389.71        832,848.44
      -----------------------------------------------------------------------

      Reallocated Investor Finance
      Charge Collections
      Interest/Principal/Spread Investment
      Proceeds/Reserve Draw
      Series Adjusted Portfolio Yield
      Base Rate
      -----------------------------------------------------------------------
      Application of Collections              Class A           Class B
      Available Funds                        12,790,099.24      1,198,214.89
      Monthly Interest Paid                   4,366,875.00        420,000.00
      Investor Default Amount Paid            3,061,931.37              0.00
      Excess Spread                           5,361,292.87        778,214.89
      -----------------------------------------------------------------------
      Monthly Interest Shortfall                      0.00              0.00
      Investor Default Amount Shortfall               0.00        288,181.78
      Required Amount                                 0.00        288,181.78
      -----------------------------------------------------------------------
      Monthly Interest Paid                           0.00              0.00
      Investor Default Paid                           0.00        288,181.78
      Investor Additional Amounts Paid                0.00              0.00
      Servicing Fee Paid
      Excess Finance Charge Collections
      -----------------------------------------------------------------------
      Reallocated Principal                                             0.00
      Monthly Interest Paid                           0.00              0.00
      Investor Default Paid                           0.00              0.00
      -----------------------------------------------------------------------
      Outstanding Monthly Interest                    0.00              0.00
      Principal Charge-Offs                           0.00              0.00
      -----------------------------------------------------------------------
      Principal Funding
      Controlled Accumulation Amount                  0.00              0.00
      Principal Funding Account Deposit
      Principal Funding Account Balance
      -----------------------------------------------------------------------
      Certificates                            Class A           Class B
      Beginning Certificates Balance        850,000,000.00     80,000,000.00
      Interest Distribution                           0.00              0.00
      Principal Distribution                          0.00              0.00
      Total Distribution                              0.00              0.00
      Ending Certificate Balance            850,000,000.00     80,000,000.00
      Pool Factor                              100.000000%       100.000000%
      Total Distribution Per 1,000                  0.0000            0.0000
      Certificate
      Interest Distribution Per 1,000               0.0000            0.0000
      Certificate
      Principal Distribution Per 1,000              0.0000            0.0000
      Certificate

      1st   Collection Account Deposit        4,366,875.00        420,000.00
      2nd Collection Accounts Deposit                 0.00              0.00
      3rd Collection Accounts Deposit                 0.00              0.00
      Quarterly Interest Distribution         4,366,875.00        420,000.00


      Delinquencies                            1-30              31-60

      Number of Accounts                           213,855            59,054
      Balance of Accounts                      537,853,242       165,981,629

      31+Days Delinquency Rate                                       3.2666%

      Change in Account Owner Retained                               0.0000%
      Interest

      Prior Month Account Owner                                      0.0000%
      Retained Interest Factor
      Current Month Account Owner                                    0.0000%
      Retained Interest Factor

      Monthly Trust Activity               CIA Investor        Investor
                                                               Interest
      Beginning Principal  Receivables
      Balance
      Special Funding Account Balance
      Beginning Total Principal Balance
      Series Allocation Percentage
      Beginning Invested /Transferor         70,000,000.00  1,000,000,000.00
      Amount
      Adjusted Invested /Transferor          70,000,000.00  1,000,000,000.00
      Amount
      Floating Allocation Percentage            7.0000000%       79.3526696%
      Principal Allocation Percentage           7.0000000%       79.3526696%
      Finance Charge Collections              1,024,009.99     14,628,714.20
      Total Yield
      Trust Portfolio Yield
      Principal Collections                  11,408,472.96    162,978,185.12
      Discount Percentage
      Discount Option Receivable                      0.00              0.00
      Collections
      Monthly Payment Rate
      Defaults                                  252,159.05      3,602,272.21
      Monthly Default Rate
      Net Monthly Default Rate
      Recoveries                                 26,409.62        377,280.28
      Adjustments
      New Receivables
      Ending Principal  Receivables
      Balance
      Minimum Series Required Balance
      Special Funding Account Balance
      Ending Total Principal Balance

      Reallocated Principal                           0.00
      Charged-Off Principal                           0.00
      Reimbursed Principal                            0.00
      Ending Invested/Transferor Amounts     70,000,000.00  1,000,000,000.00
      -----------------------------------------------------------------------
      Group I Information                  Series 1996-3     Series 1997-1
      Invested Amount                     1,000,000,000.00  1,000,000,000.00
      Average Rate                                6.25268%          6.18098%
      Investor Finance Charge                15,005,994.48     15,005,994.48
      Collections
      Investor Principal Collections        162,978,185.12    162,978,185.12
      Investor Default Amount Due             3,602,272.21      3,602,272.21
      Investor Monthly Interest Due           5,210,562.50      5,150,812.50
      Investor Monthly Fees Due               1,558,333.33      1,558,333.33
      Investor Additional Amounts Due                 0.00              0.00
      -----------------------------------------------------------------------
      Monthly Funding Requirements         CIA Investor          Total
      Investor Coupon                             6.14250%
      Investor Monthly Interest Due             358,312.50      5,145,187.50
      Investor Outstanding Interest Due               0.00              0.00
      Investor Additional Interest Due               0.00              0.00
      Investor Total Interest Due               358,312.50      5,145,187.50
      Investor  Default Amount Due              252,159.05      3,602,272.21
      Investor Monthly Fees Due                 109,083.33      1,558,333.33
      Investor Additional Fees Due                   0.00              0.00
      Total                                     719,554.89     10,305,793.04
      -----------------------------------------------------------------------

      Reallocated Investor Finance                             14,977,686.15
      Charge Collections
      Interest/Principal/Spread                                    59,066.02
      Investment Proceeds/Reserve Draw
      Series Adjusted Portfolio Yield                                 13.72%
      Base Rate                                                        8.04%
      -----------------------------------------------------------------------
      Application of Collections           CIA Investor          Total
      Available Funds                         1,048,438.03     15,036,752.17
      Monthly Interest Paid                           0.00      4,786,875.00
      Investor Default Amount Paid                    0.00      3,061,931.37
      Excess Spread                           1,048,438.03      7,187,945.79
      -----------------------------------------------------------------------
      Monthly Interest Shortfall                                        0.00
      Investor Default Amount Shortfall                           288,181.78
      Required Amount                                             288,181.78
      -----------------------------------------------------------------------
      Monthly Interest Paid                     358,312.50        358,312.50
      Investor Default Paid                     252,159.05        540,340.83
      Investor Additional Amounts Paid                0.00              0.00
      Servicing Fee Paid                                        1,558,333.33
      Excess Finance Charge Collections                         4,730,959.13
      -----------------------------------------------------------------------
      Reallocated Principal                           0.00              0.00
      Monthly Interest Paid
      Investor Default Paid                                             0.00
      -----------------------------------------------------------------------
      Outstanding Monthly Interest                    0.00
      Principal Charge-Offs                           0.00
      -----------------------------------------------------------------------
      Principal Funding
      Controlled Accumulation Amount                  0.00              0.00
      Principal Funding Account Deposit                                 0.00
      Principal Funding Account Balance                                 0.00
      -----------------------------------------------------------------------
      Certificates                         CIA Investor          Total
      Beginning Certificates Balance         70,000,000.00  1,000,000,000.00
      Interest Distribution                     358,312.50        358,312.50
      Principal Distribution                          0.00              0.00
      Total Distribution                        358,312.50        358,312.50
      Ending Certificate Balance             70,000,000.00  1,000,000,000.00
      Pool Factor                              100.000000%
      Total Distribution Per 1,000                  5.1188
      Certificate
      Interest Distribution Per 1,000               5.1188
      Certificate
      Principal Distribution Per 1,000              0.0000
      Certificate

      1st   Collection Account Deposit                          4,786,875.00
      2nd Collection Accounts Deposit                                   0.00
      3rd Collection Accounts Deposit                                   0.00
      Quarterly Interest Distribution                           4,786,875.00


      Delinquencies                            61-90            91-120

      Number of Accounts                            35,388            25,322
      Balance of Accounts                      112,730,912        83,723,226

      31+Days Delinquency Rate                        0.00 CIA Investor
                                                           Interest Reduced
                                                           Margin

      Change in Account Owner Retained
      Interest

      Prior Month Account Owner
      Retained Interest Factor
      Current Month Account Owner
      Retained Interest Factor

      Monthly Trust Activity                Transferor          Series
                                             Interest         Allocations
      Beginning Principal  Receivables
      Balance
      Special Funding Account Balance
      Beginning Total Principal Balance
      Series Allocation Percentage                                     8.51%
      Beginning Invested /Transferor        260,197,048.79  1,260,197,048.79
      Amount
      Adjusted Invested /Transferor         260,197,048.79  1,260,197,048.79
      Amount
      Floating Allocation Percentage           20.6473304%      100.0000000%
      Principal Allocation Percentage          20.6473304%      100.0000000%
      Finance Charge Collections              3,806,348.26     18,435,062.46
      Total Yield
      Trust Portfolio Yield
      Principal Collections                  42,406,442.78    205,384,627.90
      Discount Percentage
      Discount Option Receivable                      0.00              0.00
      Collections
      Monthly Payment Rate
      Defaults                                  937,300.60      4,539,572.80
      Monthly Default Rate
      Net Monthly Default Rate
      Recoveries                                 98,167.22        475,447.50
      Adjustments
      New Receivables
      Ending Principal  Receivables
      Balance
      Minimum Series Required Balance
      Special Funding Account Balance
      Ending Total Principal Balance

      Reallocated Principal
      Charged-Off Principal
      Reimbursed Principal
      Ending Invested/Transferor Amounts    197,352,097.41  1,197,352,097.41
      -----------------------------------------------------------------------


      Delinquencies                            121+              Total

      Number of Accounts                            35,181           368,800
      Balance of Accounts                      121,255,182  1,021,544,191.31

      31+Days Delinquency Rate

      Change in Account Owner Retained
      Interest

      Prior Month Account Owner
      Retained Interest Factor
      Current Month Account Owner
      Retained Interest Factor

      Monthly Trust Activity                   Trust
                                              Totals
      Beginning Principal  Receivables   14,807,315,323.25
      Balance
      Special Funding Account Balance                 0.00
      Beginning Total Principal Balance  14,807,315,323.25
      Series Allocation Percentage
      Beginning Invested /Transferor
      Amount
      Adjusted Invested /Transferor
      Amount
      Floating Allocation Percentage
      Principal Allocation Percentage
      Finance Charge Collections            216,611,983.90
      Total Yield                                   17.55%
      Trust Portfolio Yield                         13.68%
      Principal Collections               2,413,269,377.84
      Discount Percentage                            0.00%
      Discount Option Receivable                      0.00
      Collections
      Monthly Payment Rate                          16.30%
      Defaults                               53,339,980.42
      Monthly Default Rate                           4.32%
      Net Monthly Default Rate                       3.87%
      Recoveries                              5,586,508.09
      Adjustments                            17,063,045.62
      New Receivables                     1,745,244,225.16
      Ending Principal  Receivables      14,068,887,144.53
      Balance
      Minimum Series Required Balance     1,070,000,000.00
      Special Funding Account Balance                 0.00
      Ending Total Principal Balance     14,068,887,144.53

      Reallocated Principal
      Charged-Off Principal
      Reimbursed Principal
      Ending Invested/Transferor Amounts 14,068,887,144.53
      -----------------------------------
                                         ------------------
      Group I Information                   Group Total
      Invested Amount                     3,750,000,000.00
      Average Rate                                6.20820%
      Investor Finance Charge                56,272,479.30
      Collections
      Investor Principal Collections        611,168,194.19
      Investor Default Amount Due            13,508,520.77
      Investor Monthly Interest Due          19,400,609.38
      Investor Monthly Fees Due               5,843,750.00
      Investor Additional Amounts Due                 0.00
      -----------------------------------------------------

Group:                                   Group 1
Series:                                  Series 1996-1
Supplement Date:                                 30-Apr-96





                       MONTHLY STATEMENT

      UNIVERSAL CARD MASTER TRUST
                                         SERIES 1996-1

     Pursuant to the Pooling and Servicing Agreement dated as of August 1, 1995 (hereinafter as such agreement may have been or may be from time to time, amended or otherwise modified, the "Pooling and Servicing Agreement"), among Universal Card Services Corp. ("UCS") as Servicer, Universal Bank, N.A., as Transferor, and Bankers Trust Company, as trustee (the 'Trustee'), as supplemented by the Series 1996-1 Supplement dated as of 04/30/96 (the "Supplement") among UCS, Universal Bank, N.A. and the Trustee, as Servicer is required to prepare certain information each month regarding current distributions to the Series 1996-1 Certificateholders and the performance of the Universal Card Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date of 02/17/00 with respect to the performance of the Trust during the month of 01/01/00 to 01/31/00 is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Series 1996-1 Certificate (a "Certificate"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Monthly Statement have their respective meanings set forth in the Pooling and Servicing Agreement and the Supplement.

 A)   Information regarding
      distribution in
      respect of the Class A
      Certificates
      per $1,000 original certificate
      principal amount.

(1)   The total amount of the
      distribution in respect of Class A
      Certificates, per $1,000 original
      certificate principal amount                              $0.00000000

(2)   The amount of the distribution
      set forth in paragraph 1 above in
      respect of interest on the Class A
      Certificates, per $1,000 original
      certificate principal amount                              $0.00000000

(3)   The amount of the distribution
      set forth in paragraph 1 above in
      respect of principal of the Class
      A
      Certificates, per $1,000 original
      certificate principal amount                              $0.00000000


                                         1996-1     C-1

 B)   Class A Investor Charge Offs and
      Reimbursement of Charge Offs
(1)   The amount of Class A Investor
      Charge Offs                                                     $0.00
(2)   The amount of Class A Investors
      Charge Offs set forth in
      paragraph 1
      above, per $1,000 original
      certificate
      principal amount                                                $0.00
(3)   The total amount reimbursed in
      respect of Class A Investor Charge
      Offs                                                            $0.00
(4)   The amount set forth in paragraph
      3 above, per $1,000 original
      certificate principal amount                                    $0.00
(5)   The amount, if any, by which the
      outstanding principal balance of
      the
      Class A Certificates exceeds the
      Class
      A Invested Amount after giving
      effect
      to all transactions on such
      Distribution Date                                               $0.00

 C)   Information regarding
      distributions in
      respect of the Class B
      Certificates,
      per $1,000 original certificate
      principal amount
(1)   The total amount of the
      distribution in respect of Class B
      Certificates, per $1,000 original
      certificate principal amount                              $0.00000000
(2)   The amount of the distribution
      set forth in paragraph 1 above in
      respect of interest on the Class B
      Certificates, per $1,000 original
      certificate principal amount                              $0.00000000
(3)   The amount of the distribution
      set forth in paragraph 1 above in
      respect of principal of the Class
      B
      Certificates, per $1,000 original
      certificate principal amount                                    $0.00

 D)   Amount of reductions in Class B
      Invested Amount pursuant to
      clauses
      (c), (d), and (e) of the
      definition of
      Class B Invested Amount
(1)   The amount of reductions in Class
      B Invested Amount pursuant to
      clauses
      (c), (d), and (e) of the
      definition of
      Class B Invested Amount                                         $0.00



                                         1996-1     C-2

(2)   The amount of reductions in
      the Class B Invested Amount set
      forth
      in paragraph 1 above, per $1,000
      original certificate principal                                  $0.00
      amount
(3)   The total amount reimbursed in
      respect of such reductions in the
      Class B Invested Amount                                         $0.00
(4)   The amount set forth in paragraph
      3 above, per $1,000 original
      certificate principal amount                                    $0.00
(5)   The amount, if any, by which the
      outstanding principal balance of
      the
      Class B Certificates exceeds the
      Class
      B Invested Amount after giving
      effect
      to all transactions on such
      Distribution Date                                               $0.00

E)    Information regarding certain
      distributions to the Collateral
      Interest Holder
(1)   The amount distributed to the
      Collateral Interest Holder in
      respect
      of interest on the Collateral
      Invested
      Amount                                                    $358,312.50
(2)   The amount distributed to the
      Collateral Interest Holder in
      respect
      of principal on the Collateral
      Invested Amount                                                 $0.00

 F)   Amount of reductions in Collateral
      Invested Amount pursuant to
      clauses
      (c), (d), and (e) of the
      definition of
      Collateral Invested Amount
(1)   The amount of reductions in the
      Collateral Invested Amount
      pursuant to
      clauses (c), (d), and (e) of the
      definition of Collateral Invested
      Amount                                                          $0.00
(2)   The total amount reimbursed in
      respect of such reductions in the
      Collateral Invested Amount                                      $0.00

                                         UNIVERSAL CARD SERVICES CORP.,
                                            Servicer

                                         By: /s/ Andrew Lubliner
                                          Name:  Andrew Lubliner
                                         Title: Servicing Officer


                                         1996-1     C-3

      RECEIVABLES  ---

      Beginning of the Month Principal                     $14,807,315,323.25
      Receivables:
      Beginning of the Month Finance                        $450,154,822.17
      Charge Receivables:
      Beginning of the Month Discounted                               $0.00
      Receivables:
      Beginning of the Month Premium                                  $0.00
      Receivables:
      Beginning of the Month Total                         $15,257,470,145.42
      Receivables:


      Removed Principal Receivables:                                  $0.00
      Removed Finance Charge                                          $0.00
      Receivables:
      Removed Total Receivables:                                      $0.00


      Additional Principal Receivables:                               $0.00
      Additional Finance Charge                                       $0.00
      Receivables:
      Additional Total Receivables:                                   $0.00


      Discounted Receivables Generated                                $0.00
      this Period:
      Premium Receivables Generated                                   $0.00
      this Period:
      End of the Month Principal                           $14,068,887,144.53
      Receivables:
      End of the Month Finance Charge                       $463,241,262.29
      Receivables:
      End of the Month Discounted                                     $0.00
      Receivables:
      End of the Month Premium                                        $0.00
      Receivables:
      End of the Month Total                               $14,532,128,406.82
      Receivables:


      Special Funding Account Balance                                 $0.00
      Aggregate Invested Amount (all                       $11,750,000,000.00
      Master Trust Series)

      End of the Month Total Transferor                    $2,318,887,144.53
      Amount


      DELINQUENCIES AND LOSSES ---
                                                           RECEIVABLES
      End of the Month Delinquencies:
         31-60 Days Delinquent                              $165,981,629.48
         61-90 Days Delinquent                              $112,730,912.01
         91+ Days Delinquent                                $204,978,407.66

         Total 31+ Days Delinquent                          $483,690,949.15

      Defaulted Accounts During the                          $53,339,980.42
      Month






                                         1996-1     C-4

      INVESTED AMOUNTS ---

      Class A Initial Invested Amount        $850,000,000
      Class B Initial Invested Amount         $80,000,000
      Collateral Initial Invested Amount      $70,000,000
      INITIAL INVESTED AMOUNT                                $1,000,000,000

      Class A Invested Amount             $850,000,000.00
      Class B Invested Amount              $80,000,000.00
      Collateral Invested Amount           $70,000,000.00
      INVESTED AMOUNT                                        $1,000,000,000


      Class A Adjusted Invested Amount    $850,000,000.00
      Class B Adjusted Invested Amount     $80,000,000.00
      Collateral Invested Amount           $70,000,000.00
      ADJUSTED INVESTED AMOUNT                               $1,000,000,000


      MONTHLY SERVICING FEE                                   $1,558,333.33


      INVESTOR DEFAULT AMOUNT                                 $3,602,272.21


      GROUP 1 INFORMATION


      WEIGHTED AVERAGE CERTIFICATE RATE FOR ALL SERIES              6.20820%
      IN GROUP 1

      GROUP 1 INVESTOR FINANCE CHARGE COLLECTIONS            $56,272,479.30
      GROUP 1 INVESTOR ADDITIONAL                                     $0.00
      AMOUNTS
      GROUP 1 INVESTOR DEFAULT AMOUNT                        $13,508,520.77
      GROUP 1 INVESTOR MONTHLY FEES                           $5,843,750.00
      GROUP 1 INVESTOR MONTHLY INTEREST                      $19,400,609.38


      SERIES 1996-1 INFORMATION
      SERIES 1996-1 ALLOCATION                                         8.51%
      PERCENTAGE
      SERIES 1996-1 ALLOCABLE FINANCE                        $18,435,062.46
      CHARGE
      COLLECTIONS
      SERIES 1996-1 ADDITIONAL AMOUNTS                                $0.00
      SERIES 1996-1 ALLOCABLE DEFAULTED                       $4,539,572.80
      AMOUNT
      SERIES 1996-1 MONTHLY FEES                              $1,558,333.33
      SERIES 1996-1 ALLOCABLE PRINCIPAL COLLECTIONS         $205,384,627.90
      SERIES 1996-1 REQUIRED TRANSFEROR                      $70,000,000.00
      AMOUNT
      FLOATING ALLOCATION PERCENTAGE                                  79.35%


                                         1996-1     C-5

      INVESTOR FINANCE CHARGE                                $14,628,714.20
      COLLECTIONS
      INVESTOR DEFAULT AMOUNT                                 $3,602,272.21
      REALLOCATED INVESTOR FINANCE CHARGE COLLECTIONS        $14,977,686.15
      PRINCIPAL ALLOCATIONS PERCENTAGE                                79.35%
      AVAILABLE PRINCIPAL COLLECTIONS                       $162,978,185.12


      CLASS A  AVAILABLE FUNDS ---

      CLASS A FLOATING PERCENTAGE                                     85.00%

          Class A Floating Percentage      $12,790,099.24
      of Reallocated
          Investor Finance Charge
      Collections
          Other Amounts                             $0.00
      TOTAL CLASS A AVAILABLE FUNDS                          $12,790,099.24

         Class A Monthly Interest           $4,366,875.00
         Class A Servicing Fee (if                  $0.00
      applicable)
         Class A Investor Default Amount    $3,061,931.37
      TOTAL CLASS A EXCESS SPREAD                             $5,361,292.87

      CLASS A REQUIRED AMOUNT                                         $0.00

      CLASS B AVAILABLE FUNDS ---

      CLASS B FLOATING PERCENTAGE                                      8.00%

      CLASS B AVAILABLE FUNDS                                 $1,198,214.89

         Class B Monthly Interest             $420,000.00
         Class B Servicing Fee (if                  $0.00
      applicable)
      TOTAL CLASS B EXCESS SPREAD                               $778,214.89

      COLLATERAL AVAILABLE FUNDS --

      COLLATERAL FLOATING PERCENTAGE                                   7.00%

      COLLATERAL AVAILABLE FUNDS                              $1,048,438.03
         Collateral Interest Servicing                                $0.00
      Fee (if  applicable)
      TOTAL COLLATERAL EXCESS SPREAD                          $1,048,438.03

      EXCESS SPREAD ---

      TOTAL EXCESS SPREAD                                     $7,187,945.79






                                         1996-1     C-6

      Excess Spread Applied to Class A                                $0.00
      Required Amount
      Excess Spread Applied to Class A                                $0.00
      Investor Charge
      Offs
      Excess Spread Applied to Class B                          $288,181.78
      Required Amount
      Excess Spread Applied to                                        $0.00
      Reductions of Class B
      Invested Amount pursuant to
      clauses (c), (d) and (e)

      Excess Spread Applied to                                  $358,312.50
      Collateral Monthly
      Interest
      Excess Spread Applied to Unpaid                         $1,558,333.33
      Monthly
      Servicing Fee
      Excess Spread Applied Collateral                          $252,159.05
      Default Amount
      Excess Spread Applied to                                        $0.00
      Reductions of
      Collateral Invested Amount
      Pursuant to Clauses
      (c), (d) and (e)
      Excess Spread Applied to Reserve                                $0.00
      Account
      Excess Spread Applied to Other                                  $0.00
      Amounts Owed to
      Collateral Interest Holder

      TOTAL EXCESS FINANCE CHARGE COLLECTIONS ELIGIBLE
      FOR OTHER EXCESS ALLOCATION SERIES                      $4,730,959.13

      EXCESS FINANCE CHARGES COLLECTIONS

       TOTAL EXCESS FINANCE CHARGE                           $55,397,171.32
      COLLECTIONS
       FOR ALL ALLOCATION SERIES

      SERIES 1996-1 EXCESS FINANCE CHARGE COLLECTIONS ---

      EXCESS FINANCE CHARGE COLLECTIONS                               $0.00
      ALLOCATED TO SERIES 1996-1

      Excess Finance Charge Collections                               $0.00
      Applied to
      Class A Required Amount
      Excess Finance Charge Collections                               $0.00
      Applied to
      Class A Investor Charge Offs
      Excess Finance Charge Collections                               $0.00
      Applied to
      Class B Required Amount
      Excess Finance Charge Collections                               $0.00
      Applied to
      Reductions of Class B Invested
      Amount Pursuant
      to Clauses (c), (d) and (e)
      Excess Finance Charge Collections                               $0.00
      Applied to
      Collateral Monthly Interest
      Excess Finance Charge Collections                               $0.00
      Applied to
      Unpaid Monthly Servicing Fee
      Excess Finance Charge Collections                               $0.00
      Applied to
      Collateral Default Amount



                                         1996-1     C-7

      Excess Finance Charge Collections                               $0.00
      Applied to
      Reductions of Collateral Invested
      Amount
      Pursuant to Clauses (c), (d) and
      (e)
      Excess Finance Charge Collections                               $0.00
      Applied to
      Reserve Account
      Excess Finance Charge Collections                               $0.00
      Applied to
      Other Amounts Owed to Collateral
      Interest Holder

      YIELD AND BASE RATE---

      Base Rate (Current Month)                      8.04%                 1
      Base Rate (Prior Month)                        8.65%                 1
      Base Rate (Two Months Ago)                     8.16%                 1
      THREE MONTH AVERAGE BASE RATE                                    8.28%

      Series Adj Portfolio Yield (Curr              13.72%                 1
      Month)
      JAN : (21 posting days / 5
      Mondays)
      Series Adj Portfolio Yield (Prior             14.66%                 1
      Month)
      DEC : (23 posting days / 4
      Mondays)
      Series Adj Port Yield (Two Months             13.34%                 1
      Ago)
      NOV : (21 posting days / 5
      Mondays)
      THREE MONTH AVERAGE SERIES ADJUSTED PORTFOLIO                   13.91%
      YIELD

      PRINCIPAL COLLECTIONS---

      CLASS A PRINCIPAL PERCENTAGE                                    85.00%

         Class A Principal Collections    $138,531,457.35

      CLASS B PRINCIPAL PERCENTAGE                                     8.00%

         Class B Principal Collections     $13,038,254.81

      COLLATERAL PRINCIPAL PERCENTAGE                                  7.00%
         Collateral Principal              $11,408,472.96
      Collections

      AVAILABLE PRINCIPAL COLLECTIONS     $162,978,185.12

      REALLOCATED PRINCIPAL COLLECTIONS                               $0.00

      SERIES 1996-1 PRINCIPAL SHORTFALL                               $0.00

      SHARED PRINCIPAL COLLECTIONS ALLOCABLE FROM OTHER               $0.00
      PRINCIPAL SHARING SERIES








                                         1996-1     C-8

      ACCUMULATION ---

      Controlled Accumulation Amount                $0.00
      Deficit Controlled Accumulation               $0.00
      Amount
      CONTROLLED DEPOSIT AMOUNT                                       $0.00

      PRINCIPAL FUNDING ACCOUNT BALANCE                               $0.00

      SHARED PRINCIPAL COLLECTIONS ELIGIBLE FOR OTHER       $162,978,185.12
      PRINCIPAL SHARING SERIES

      INVESTOR CHARGE OFFS AND
      REIMBURSEMENTS--

      CLASS A INVESTOR CHARGE OFFS                                    $0.00
      REDUCTIONS IN CLASS B INVESTED AMOUNT  (OTHER THAN              $0.00
      BY PRINCIPAL PAYMENTS)
      REDUCTIONS IN COLLATERAL INVESTED AMOUNT (OTHER                 $0.00
      THAN BY PRINCIPAL PAYMENTS)

      PREVIOUS CLASS A CHARGE OFFS                                    $0.00
      REIMBURSED
      PREVIOUS CLASS B INVESTED AMOUNT REDUCTIONS                     $0.00
      REIMBURSED

      PREVIOUS COLLATERAL INVESTED AMOUNT REDUCTIONS                  $0.00
      REIMBURSED


                                         UNIVERSAL CARD SERVICES CORP.,
                                         as Servicer


                                         By: /s/ Andrew Lubliner
                                         Name:  Andrew Lubliner
                                         Title:  Servicing Officer

      Exhibit 20.4
      Universal Bank, N.A.
      Credit Card Asset Backed
      Securities

      Universal Card  Master Trust
      Series 1996-3

      Monthly Report                                               31-Jan-00
      Distribution Date                                            17-Feb-00
      -----------------------------------------------------------------------
      Monthly Trust Activity                  Class A           Class B

      Beginning Principal  Receivables
      Balance
      Special Funding Account Balance
      Beginning Total Principal Balance
      Series Allocation Percentage
      Beginning Invested /Transferor        850,000,000.00     80,000,000.00
      Amount
      Adjusted Invested /Transferor         850,000,000.00     80,000,000.00
      Amount
      Floating Allocation Percentage           85.0000000%        8.0000000%
      Principal Allocation Percentage          85.0000000%        8.0000000%
      Finance Charge Collections             12,434,407.07      1,170,297.14
      Total Yield
      Trust Portfolio Yield
      Principal Collections                 138,531,457.35     13,038,254.81
      Discount Percentage
      Discount Option Receivable                      0.00              0.00
      Collections
      Monthly Payment Rate
      Defaults                                3,061,931.37        288,181.78
      Monthly Default Rate
      Net Monthly Default Rate
      Recoveries                                320,688.24         30,182.42
      Adjustments
      New Receivables
      Ending Principal  Receivables
      Balance
      Minimum Series Required Balance
      Special Funding Account Balance
      Ending Total Principal Balance

      Reallocated Principal                                             0.00
      Charged-Off Principal                           0.00              0.00
      Reimbursed Principal                            0.00              0.00
      Ending Invested/Transferor Amounts    850,000,000.00     80,000,000.00
      -----------------------------------------------------------------------
      Group I Information                  Series 1995-3     Series 1996-1
      Invested Amount                       750,000,000.00  1,000,000,000.00
      Average Rate                                6.23048%          6.17423%
      Investor Finance Charge                11,254,495.86     15,005,994.48
      Collections
      Investor Principal Collections        122,233,638.84    162,978,185.12
      Investor Default Amount Due             2,701,704.15      3,602,272.21
      Investor Monthly Interest Due           3,894,046.88      5,145,187.50
      Investor Monthly Fees Due               1,168,750.00      1,558,333.33
      Investor Additional Amounts Due                 0.00              0.00
      -----------------------------------------------------------------------
      Monthly Funding Requirements            Class A           Class B
      Investor Coupon                             6.24000%          6.44000%
      Investor Monthly Interest Due           4,420,000.00        429,333.33
      Investor Outstanding Interest Due               0.00              0.00
      Investor Additional Interest Due               0.00              0.00
      Investor Total Interest Due             4,420,000.00        429,333.33
      Investor  Default Amount Due            3,061,931.37        288,181.78
      Investor Monthly Fees Due               1,324,583.33        124,666.67
      Investor Additional Fees Due                   0.00              0.00
      Total                                   8,806,514.71        842,181.78
      -----------------------------------------------------------------------

      Reallocated Investor Finance
      Charge Collections
      Interest/Principal/Spread Investment
      Proceeds/Reserve Draw
      Series Adjusted Portfolio Yield
      Base Rate
      -----------------------------------------------------------------------
      Application of Collections              Class A           Class B
      Available Funds                        12,789,901.10      1,203,444.89
      Monthly Interest Paid                   4,420,000.00        429,333.33
      Investor Default Amount Paid            3,061,931.37              0.00
      Excess Spread                           5,307,969.73        774,111.56
      -----------------------------------------------------------------------
      Monthly Interest Shortfall                      0.00              0.00
      Investor Default Amount Shortfall               0.00        288,181.78
      Required Amount                                 0.00        288,181.78
      -----------------------------------------------------------------------
      Monthly Interest Paid                           0.00              0.00
      Investor Default Paid                           0.00        288,181.78
      Investor Additional Amounts Paid                0.00              0.00
      Servicing Fee Paid
      Excess Finance Charge Collections
      -----------------------------------------------------------------------
      Reallocated Principal                                             0.00
      Monthly Interest Paid                           0.00              0.00
      Investor Default Paid                           0.00              0.00
      -----------------------------------------------------------------------
      Outstanding Monthly Interest                    0.00              0.00
      Principal Charge-Offs                           0.00              0.00
      -----------------------------------------------------------------------
      Principal Funding
      Controlled Accumulation Amount                  0.00              0.00
      Principal Funding Account Deposit
      Principal Funding Account Balance
      -----------------------------------------------------------------------
      Certificates                            Class A           Class B
      Beginning Certificates Balance        850,000,000.00     80,000,000.00
      Interest Distribution                           0.00              0.00
      Principal Distribution                          0.00              0.00
      Total Distribution                              0.00              0.00
      Ending Certificate Balance            850,000,000.00     80,000,000.00
      Pool Factor                              100.000000%       100.000000%
      Total Distribution Per 1,000                  0.0000            0.0000
      Certificate
      Interest Distribution Per 1,000               0.0000            0.0000
      Certificate
      Principal Distribution Per 1,000              0.0000            0.0000
      Certificate

      1st   Collection Account Deposit        4,714,666.67        457,955.56
      2nd Collection Accounts Deposit         4,420,000.00        429,333.33
      3rd Collection Accounts Deposit                 0.00              0.00
      Quarterly Interest Distribution         9,134,666.67        887,288.89


      Delinquencies                            1-30              31-60

      Number of Accounts                           213,855            59,054
      Balance of Accounts                      537,853,242       165,981,629

      31+Days Delinquency Rate                                       3.2666%

      Change in Account Owner Retained                               0.0000%
      Interest

      Prior Month Account Owner                                      0.0000%
      Retained Interest Factor
      Current Month Account Owner                                    0.0000%
      Retained Interest Factor

      Monthly Trust Activity               CIA Investor        Investor
                                                               Interest
      Beginning Principal  Receivables
      Balance
      Special Funding Account Balance
      Beginning Total Principal Balance
      Series Allocation Percentage
      Beginning Invested /Transferor         70,000,000.00  1,000,000,000.00
      Amount
      Adjusted Invested /Transferor          70,000,000.00  1,000,000,000.00
      Amount
      Floating Allocation Percentage            7.0000000%       79.3526696%
      Principal Allocation Percentage           7.0000000%       79.3526696%
      Finance Charge Collections              1,024,009.99     14,628,714.20
      Total Yield
      Trust Portfolio Yield
      Principal Collections                  11,408,472.96    162,978,185.12
      Discount Percentage
      Discount Option Receivable                      0.00              0.00
      Collections
      Monthly Payment Rate
      Defaults                                  252,159.05      3,602,272.21
      Monthly Default Rate
      Net Monthly Default Rate
      Recoveries                                 26,409.62        377,280.28
      Adjustments
      New Receivables
      Ending Principal  Receivables
      Balance
      Minimum Series Required Balance
      Special Funding Account Balance
      Ending Total Principal Balance

      Reallocated Principal                           0.00
      Charged-Off Principal                           0.00
      Reimbursed Principal                            0.00
      Ending Invested/Transferor Amounts     70,000,000.00  1,000,000,000.00
      -----------------------------------------------------------------------
      Group I Information                  Series 1996-3     Series 1997-1
      Invested Amount                     1,000,000,000.00  1,000,000,000.00
      Average Rate                                6.25268%          6.18098%
      Investor Finance Charge                15,005,994.48     15,005,994.48
      Collections
      Investor Principal Collections        162,978,185.12    162,978,185.12
      Investor Default Amount Due             3,602,272.21      3,602,272.21
      Investor Monthly Interest Due           5,210,562.50      5,150,812.50
      Investor Monthly Fees Due               1,558,333.33      1,558,333.33
      Investor Additional Amounts Due                 0.00              0.00
      -----------------------------------------------------------------------
      Monthly Funding Requirements         CIA Investor          Total
      Investor Coupon                             6.19250%
      Investor Monthly Interest Due             361,229.17      5,210,562.50
      Investor Outstanding Interest Due               0.00              0.00
      Investor Additional Interest Due               0.00              0.00
      Investor Total Interest Due               361,229.17      5,210,562.50
      Investor  Default Amount Due              252,159.05      3,602,272.21
      Investor Monthly Fees Due                 109,083.33      1,558,333.33
      Investor Additional Fees Due                   0.00              0.00
      Total                                     722,471.55     10,371,168.04
      -----------------------------------------------------------------------

      Reallocated Investor Finance                             15,043,061.15
      Charge Collections
      Interest/Principal/Spread                                     3,299.13
      Investment Proceeds/Reserve Draw
      Series Adjusted Portfolio Yield                                 13.73%
      Base Rate                                                        8.12%
      -----------------------------------------------------------------------
      Application of Collections           CIA Investor          Total
      Available Funds                         1,053,014.28     15,046,360.28
      Monthly Interest Paid                           0.00      4,849,333.33
      Investor Default Amount Paid                    0.00      3,061,931.37
      Excess Spread                           1,053,014.28      7,135,095.57
      -----------------------------------------------------------------------
      Monthly Interest Shortfall                                        0.00
      Investor Default Amount Shortfall                           288,181.78
      Required Amount                                             288,181.78
      -----------------------------------------------------------------------
      Monthly Interest Paid                     361,229.17        361,229.17
      Investor Default Paid                     252,159.05        540,340.83
      Investor Additional Amounts Paid                0.00              0.00
      Servicing Fee Paid                                        1,558,333.33
      Excess Finance Charge Collections                         4,675,192.24
      -----------------------------------------------------------------------
      Reallocated Principal                           0.00              0.00
      Monthly Interest Paid
      Investor Default Paid                                             0.00
      -----------------------------------------------------------------------
      Outstanding Monthly Interest                    0.00
      Principal Charge-Offs                           0.00
      -----------------------------------------------------------------------
      Principal Funding
      Controlled Accumulation Amount                  0.00              0.00
      Principal Funding Account Deposit                                 0.00
      Principal Funding Account Balance                                 0.00
      -----------------------------------------------------------------------
      Certificates                         CIA Investor          Total
      Beginning Certificates Balance         70,000,000.00  1,000,000,000.00
      Interest Distribution                     361,229.17        361,229.17
      Principal Distribution                          0.00              0.00
      Total Distribution                        361,229.17        361,229.17
      Ending Certificate Balance             70,000,000.00  1,000,000,000.00
      Pool Factor                              100.000000%
      Total Distribution Per 1,000                  5.1604
      Certificate
      Interest Distribution Per 1,000               5.1604
      Certificate
      Principal Distribution Per 1,000              0.0000
      Certificate

      1st   Collection Account Deposit                          5,172,622.23
      2nd Collection Accounts Deposit                           4,849,333.33
      3rd Collection Accounts Deposit                                   0.00
      Quarterly Interest Distribution                          10,021,955.56


      Delinquencies                            61-90            91-120

      Number of Accounts                            35,388            25,322
      Balance of Accounts                      112,730,912        83,723,226

      31+Days Delinquency Rate                        0.00 CIA Investor
                                                           Interest Reduced
                                                           Margin

      Change in Account Owner Retained
      Interest

      Prior Month Account Owner
      Retained Interest Factor
      Current Month Account Owner
      Retained Interest Factor

      Monthly Trust Activity                Transferor          Series
                                             Interest         Allocations
      Beginning Principal  Receivables
      Balance
      Special Funding Account Balance
      Beginning Total Principal Balance
      Series Allocation Percentage                                     8.51%
      Beginning Invested /Transferor        260,197,048.79  1,260,197,048.79
      Amount
      Adjusted Invested /Transferor         260,197,048.79  1,260,197,048.79
      Amount
      Floating Allocation Percentage           20.6473304%      100.0000000%
      Principal Allocation Percentage          20.6473304%      100.0000000%
      Finance Charge Collections              3,806,348.26     18,435,062.46
      Total Yield
      Trust Portfolio Yield
      Principal Collections                  42,406,442.78    205,384,627.90
      Discount Percentage
      Discount Option Receivable                      0.00              0.00
      Collections
      Monthly Payment Rate
      Defaults                                  937,300.60      4,539,572.80
      Monthly Default Rate
      Net Monthly Default Rate
      Recoveries                                 98,167.22        475,447.50
      Adjustments
      New Receivables
      Ending Principal  Receivables
      Balance
      Minimum Series Required Balance
      Special Funding Account Balance
      Ending Total Principal Balance

      Reallocated Principal
      Charged-Off Principal
      Reimbursed Principal
      Ending Invested/Transferor Amounts    197,352,097.41  1,197,352,097.41
      -----------------------------------------------------------------------


      Delinquencies                            121+              Total

      Number of Accounts                            35,181           368,800
      Balance of Accounts                      121,255,182  1,021,544,191.31

      31+Days Delinquency Rate

      Change in Account Owner Retained
      Interest

      Prior Month Account Owner
      Retained Interest Factor
      Current Month Account Owner
      Retained Interest Factor

      Monthly Trust Activity                   Trust
                                              Totals
      Beginning Principal  Receivables   14,807,315,323.25
      Balance
      Special Funding Account Balance                 0.00
      Beginning Total Principal Balance  14,807,315,323.25
      Series Allocation Percentage
      Beginning Invested /Transferor
      Amount
      Adjusted Invested /Transferor
      Amount
      Floating Allocation Percentage
      Principal Allocation Percentage
      Finance Charge Collections            216,611,983.90
      Total Yield                                   17.55%
      Trust Portfolio Yield                         13.68%
      Principal Collections               2,413,269,377.84
      Discount Percentage                            0.00%
      Discount Option Receivable                      0.00
      Collections
      Monthly Payment Rate                          16.30%
      Defaults                               53,339,980.42
      Monthly Default Rate                           4.32%
      Net Monthly Default Rate                       3.87%
      Recoveries                              5,586,508.09
      Adjustments                            17,063,045.62
      New Receivables                     1,745,244,225.16
      Ending Principal  Receivables      14,068,887,144.53
      Balance
      Minimum Series Required Balance     1,070,000,000.00
      Special Funding Account Balance                 0.00
      Ending Total Principal Balance     14,068,887,144.53

      Reallocated Principal
      Charged-Off Principal
      Reimbursed Principal
      Ending Invested/Transferor Amounts 14,068,887,144.53
      -----------------------------------
                                         ------------------
      Group I Information                   Group Total
      Invested Amount                     3,750,000,000.00
      Average Rate                                6.20820%
      Investor Finance Charge                56,272,479.30
      Collections
      Investor Principal Collections        611,168,194.19
      Investor Default Amount Due            13,508,520.77
      Investor Monthly Interest Due          19,400,609.38
      Investor Monthly Fees Due               5,843,750.00
      Investor Additional Amounts Due                 0.00
      -----------------------------------------------------

Group:                                   Group 1


Series:                                  Series 1996-3
Supplement Date:                                 17-Sep-96


                       MONTHLY STATEMENT

      UNIVERSAL CARD MASTER TRUST
                                         SERIES 1996-3

     Pursuant to the Pooling and Servicing Agreement dated as of August 1, 1995 (hereinafter as such agreement may have been or may be from time to time, amended or otherwise modified, the "Pooling and Servicing Agreement"), among Universal Card Services Corp. ("UCS") as Servicer, Universal Bank, N.A., as Transferor, and Bankers Trust Company, as trustee (the 'Trustee'), as supplemented by the Series 1996-3 Supplement dated as of 9/17/96 (the "Supplement") among UCS, Universal Bank, N.A. and the Trustee, as Servicer is required to prepare certain information each month regarding current distributions to the Series 1996-3 Certificateholders and the performance of the Universal Card Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date of 02/17/00 with respect to the performance of the Trust during the month of 01/01/00 to 01/31/00 is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Series 1996-3 Certificate (a "Certificate"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Monthly Statement have their respective meanings set forth in the Pooling and Servicing Agreement and the Supplement.

 A)   Information regarding
      distribution in
      respect of the Class A
      Certificates
      per $1,000 original certificate
      principal amount.

(1)   The total amount of the
      distribution in respect of Class A
      Certificates, per $1,000 original
      certificate principal amount            $0.00000000

(2)   The amount of the distribution
      set forth in paragraph 1 above in
      respect of interest on the Class A
      Certificates, per $1,000 original
      certificate principal amount            $0.00000000

(3)   The amount of the distribution
      set forth in paragraph 1 above in
      respect of principal of the Class
      A
      Certificates, per $1,000 original
      certificate principal amount            $0.00000000


                                         1996-3     C-1

 B)   Class A Investor Charge Offs and
      Reimbursement of Charge Offs
(1)   The amount of Class A Investor                $0.00
      Charge Offs
(2)   The amount of Class A Investors
      Charge Offs set forth in
      paragraph 1
      above, per $1,000 original                    $0.00
      certificate
      principal amount
(3)   The total amount reimbursed in
      respect of Class A Investor Charge            $0.00
      Offs
(4)   The amount set forth in paragraph
      3 above, per $1,000 original                  $0.00
      certificate principal amount
(5)   The amount, if any, by which the
      outstanding principal balance of
      the
      Class A Certificates exceeds the
      Class
      A Invested Amount after giving
      effect
      to all transactions on such                   $0.00
      Distribution Date

 C)   Information regarding
      distributions in
      respect of the Class B
      Certificates,
      per $1,000 original certificate
      principal amount
(1)   The total amount of the
      distribution in respect of Class B
      Certificates, per $1,000 original       $0.00000000
      certificate principal amount
(2)   The amount of the distribution
      set forth in paragraph 1 above in
      respect of interest on the Class B
      Certificates, per $1,000 original       $0.00000000
      certificate principal amount
(3)   The amount of the distribution
      set forth in paragraph 1 above in
      respect of principal of the Class
      B
      Certificates, per $1,000 original             $0.00
      certificate principal amount

 D)   Amount of reductions in Class B
      Invested Amount pursuant to
      clauses
      (c), (d), and (e) of the
      definition of
      Class B Invested Amount
(1)   The amount of reductions in Class
      B Invested Amount pursuant to
      clauses
      (c), (d), and (e) of the                      $0.00
      definition of
      Class B Invested Amount



                                         1996-3     C-2

(2)   The amount of reductions in
      the Class B Invested Amount set
      forth
      in paragraph 1 above, per $1,000              $0.00
      original certificate principal
      amount
(3)   The total amount reimbursed in
      respect of such reductions in the             $0.00
      Class B Invested Amount
(4)   The amount set forth in paragraph
      3 above, per $1,000 original                  $0.00
      certificate principal amount
(5)   The amount, if any, by which the
      outstanding principal balance of
      the
      Class B Certificates exceeds the
      Class
      B Invested Amount after giving
      effect
      to all transactions on such                   $0.00
      Distribution Date

E)    Information regarding certain
      distributions to the Collateral
      Interest Holder
(1)   The amount distributed to the
      Collateral Interest Holder in
      respect
      of interest on the Collateral           $361,229.17
      Invested
      Amount
(2)   The amount distributed to the
      Collateral Interest Holder in
      respect
      of principal on the Collateral                $0.00
      Invested Amount

 F)   Amount of reductions in Collateral
      Invested Amount pursuant to
      clauses
      (c), (d), and (e) of the
      definition of
      Collateral Invested Amount
(1)   The amount of reductions in the
      Collateral Invested Amount
      pursuant to
      clauses (c), (d), and (e) of the
      definition of Collateral Invested             $0.00
      Amount
(2)   The total amount reimbursed in
      respect of such reductions in the             $0.00
      Collateral Invested Amount

                                         UNIVERSAL CARD SERVICES CORP.,
                                            Servicer

                                         By: /s/ Andrew Lubliner
                                         Name: Andrew Lubliner
                                         Title: Servicing Officer


                                         1996-3     C-3

      RECEIVABLES  ---

      Beginning of the Month Principal                     $14,807,315,323.25
      Receivables:
      Beginning of the Month Finance                        $450,154,822.17
      Charge Receivables:
      Beginning of the Month Discounted                               $0.00
      Receivables:
      Beginning of the Month Premium                                  $0.00
      Receivables:
      Beginning of the Month Total                         $15,257,470,145.42
      Receivables:


      Removed Principal Receivables:                                  $0.00
      Removed Finance Charge                                          $0.00
      Receivables:
      Removed Total Receivables:                                      $0.00


      Additional Principal Receivables:                               $0.00
      Additional Finance Charge                                       $0.00
      Receivables:
      Additional Total Receivables:                                   $0.00


      Discounted Receivables Generated                                $0.00
      this Period:
      Premium Receivables Generated                                   $0.00
      this Period:
      End of the Month Principal                           $14,068,887,144.53
      Receivables:
      End of the Month Finance Charge                       $463,241,262.29
      Receivables:
      End of the Month Discounted                                     $0.00
      Receivables:
      End of the Month Premium                                        $0.00
      Receivables:
      End of the Month Total                               $14,532,128,406.82
      Receivables:


      Special Funding Account Balance                                 $0.00
      Aggregate Invested Amount (all                       $11,750,000,000.00
      Master Trust Series)

      End of the Month Total Transferor                    $2,318,887,144.53
      Amount


      DELINQUENCIES AND LOSSES ---
                                                           RECEIVABLES
      End of the Month Delinquencies:
         31-60 Days Delinquent                              $165,981,629.48
         61-90 Days Delinquent                              $112,730,912.01
         91+ Days Delinquent                                $204,978,407.66

         Total 31+ Days Delinquent                          $483,690,949.15

      Defaulted Accounts During the                          $53,339,980.42
      Month






                                         1996-3     C-4

      INVESTED AMOUNTS ---

      Class A Initial Invested Amount        $850,000,000
      Class B Initial Invested Amount         $80,000,000
      Collateral Initial Invested Amount      $70,000,000
      INITIAL INVESTED AMOUNT                                $1,000,000,000

      Class A Invested Amount             $850,000,000.00
      Class B Invested Amount              $80,000,000.00
      Collateral Invested Amount           $70,000,000.00
      INVESTED AMOUNT                                        $1,000,000,000


      Class A Adjusted Invested Amount    $850,000,000.00
      Class B Adjusted Invested Amount     $80,000,000.00
      Collateral Invested Amount           $70,000,000.00
      ADJUSTED INVESTED AMOUNT                               $1,000,000,000


      MONTHLY SERVICING FEE                                   $1,558,333.33


      INVESTOR DEFAULT AMOUNT                                 $3,602,272.21


      GROUP 1 INFORMATION


      WEIGHTED AVERAGE CERTIFICATE RATE FOR ALL SERIES              6.20820%
      IN GROUP 1

      GROUP 1 INVESTOR FINANCE CHARGE COLLECTIONS            $56,272,479.30
      GROUP 1 INVESTOR ADDITIONAL                                     $0.00
      AMOUNTS
      GROUP 1 INVESTOR DEFAULT AMOUNT                        $13,508,520.77
      GROUP 1 INVESTOR MONTHLY FEES                           $5,843,750.00
      GROUP 1 INVESTOR MONTHLY INTEREST                      $19,400,609.38


      SERIES 1996-3 INFORMATION
      SERIES 1996-3 ALLOCATION                                         8.51%
      PERCENTAGE
      SERIES 1996-3 ALLOCABLE FINANCE                        $18,435,062.46
      CHARGE
      COLLECTIONS
      SERIES 1996-3 ADDITIONAL AMOUNTS                                $0.00
      SERIES 1996-3 ALLOCABLE DEFAULTED                       $4,539,572.80
      AMOUNT
      SERIES 1996-3 MONTHLY FEES                              $1,558,333.33
      SERIES 1996-3 ALLOCABLE PRINCIPAL COLLECTIONS         $205,384,627.90
      SERIES 1996-3 REQUIRED TRANSFEROR                      $70,000,000.00
      AMOUNT
      FLOATING ALLOCATION PERCENTAGE                                  79.35%


                                         1996-3     C-5

      INVESTOR FINANCE CHARGE                                $14,628,714.20
      COLLECTIONS
      INVESTOR DEFAULT AMOUNT                                 $3,602,272.21
      REALLOCATED INVESTOR FINANCE CHARGE COLLECTIONS        $15,043,061.15
      PRINCIPAL ALLOCATIONS PERCENTAGE                                79.35%
      AVAILABLE PRINCIPAL COLLECTIONS                       $162,978,185.12


      CLASS A  AVAILABLE FUNDS ---

      CLASS A FLOATING PERCENTAGE                                     85.00%

          Class A Floating Percentage      $12,789,901.10
      of Reallocated
          Investor Finance Charge
      Collections
          Other Amounts                             $0.00
      TOTAL CLASS A AVAILABLE FUNDS                          $12,789,901.10

         Class A Monthly Interest           $4,420,000.00
         Class A Servicing Fee (if                  $0.00
      applicable)
         Class A Investor Default Amount    $3,061,931.37
      TOTAL CLASS A EXCESS SPREAD                             $5,307,969.73

      CLASS A REQUIRED AMOUNT                                         $0.00

      CLASS B AVAILABLE FUNDS ---

      CLASS B FLOATING PERCENTAGE                                      8.00%

      CLASS B AVAILABLE FUNDS                                 $1,203,444.89

         Class B Monthly Interest             $429,333.33
         Class B Servicing Fee (if                  $0.00
      applicable)
      TOTAL CLASS B EXCESS SPREAD                               $774,111.56

      COLLATERAL AVAILABLE FUNDS --

      COLLATERAL FLOATING PERCENTAGE                                   7.00%

      COLLATERAL AVAILABLE FUNDS                              $1,053,014.28
         Collateral Interest Servicing                                $0.00
      Fee (if  applicable)
      TOTAL COLLATERAL EXCESS SPREAD                          $1,053,014.28

      EXCESS SPREAD ---

      TOTAL EXCESS SPREAD                                     $7,135,095.57






                                         1996-3     C-6

      Excess Spread Applied to Class A                                $0.00
      Required Amount
      Excess Spread Applied to Class A                                $0.00
      Investor Charge
      Offs
      Excess Spread Applied to Class B                          $288,181.78
      Required Amount
      Excess Spread Applied to                                        $0.00
      Reductions of Class B
      Invested Amount pursuant to
      clauses (c), (d) and (e)

      Excess Spread Applied to                                  $361,229.17
      Collateral Monthly
      Interest
      Excess Spread Applied to Unpaid                         $1,558,333.33
      Monthly
      Servicing Fee
      Excess Spread Applied Collateral                          $252,159.05
      Default Amount
      Excess Spread Applied to                                        $0.00
      Reductions of
      Collateral Invested Amount
      Pursuant to Clauses
      (c), (d) and (e)
      Excess Spread Applied to Reserve                                $0.00
      Account
      Excess Spread Applied to Other                                  $0.00
      Amounts Owed to
      Collateral Interest Holder

      TOTAL EXCESS FINANCE CHARGE COLLECTIONS ELIGIBLE
      FOR OTHER EXCESS ALLOCATION SERIES                      $4,675,192.24

      EXCESS FINANCE CHARGES COLLECTIONS

       TOTAL EXCESS FINANCE CHARGE                           $55,397,171.32
      COLLECTIONS
       FOR ALL ALLOCATION SERIES

      SERIES 1996-3 EXCESS FINANCE CHARGE COLLECTIONS ---

      EXCESS FINANCE CHARGE COLLECTIONS                               $0.00
      ALLOCATED TO SERIES 1996-3

      Excess Finance Charge Collections                               $0.00
      Applied to
      Class A Required Amount
      Excess Finance Charge Collections                               $0.00
      Applied to
      Class A Investor Charge Offs
      Excess Finance Charge Collections                               $0.00
      Applied to
      Class B Required Amount
      Excess Finance Charge Collections                               $0.00
      Applied to
      Reductions of Class B Invested
      Amount Pursuant
      to Clauses (c), (d) and (e)
      Excess Finance Charge Collections                               $0.00
      Applied to
      Collateral Monthly Interest
      Excess Finance Charge Collections                               $0.00
      Applied to
      Unpaid Monthly Servicing Fee
      Excess Finance Charge Collections                               $0.00
      Applied to
      Collateral Default Amount



                                                           1996-3     C-7

      Excess Finance Charge Collections                               $0.00
      Applied to
      Reductions of Collateral Invested
      Amount
      Pursuant to Clauses (c), (d) and
      (e)
      Excess Finance Charge Collections                               $0.00
      Applied to
      Reserve Account
      Excess Finance Charge Collections                               $0.00
      Applied to
      Other Amounts Owed to Collateral
      Interest Holder

      YIELD AND BASE RATE---

      Base Rate (Current Month)                      8.12%                 1
      Base Rate (Prior Month)                        8.59%                 1
      Base Rate (Two Months Ago)                     7.52%                 1
      THREE MONTH AVERAGE BASE RATE                                    8.08%

      Series Adj Portfolio Yield (Curr              13.73%                 1
      Month)
      JAN : (21 posting days / 5
      Mondays)
      Series Adj Portfolio Yield (Prior             14.62%                 1
      Month)
      DEC : (23 posting days / 4
      Mondays)
      Series Adj Port Yield (Two Months             12.72%                 1
      Ago)
      NOV : (21 posting days / 5
      Mondays)
      THREE MONTH AVERAGE SERIES ADJUSTED PORTFOLIO                   13.69%
      YIELD

      PRINCIPAL COLLECTIONS---

      CLASS A PRINCIPAL PERCENTAGE                                    85.00%

         Class A Principal Collections    $138,531,457.35

      CLASS B PRINCIPAL PERCENTAGE                                     8.00%

         Class B Principal Collections     $13,038,254.81

      COLLATERAL PRINCIPAL PERCENTAGE                                  7.00%
         Collateral Principal              $11,408,472.96
      Collections

      AVAILABLE PRINCIPAL COLLECTIONS     $162,978,185.12

      REALLOCATED PRINCIPAL COLLECTIONS                               $0.00

      SERIES 1996-3 PRINCIPAL SHORTFALL                               $0.00

      SHARED PRINCIPAL COLLECTIONS ALLOCABLE FROM OTHER               $0.00
      PRINCIPAL SHARING SERIES



                                         1996-3     C-8

      ACCUMULATION ---

      Controlled Accumulation Amount                $0.00
      Deficit Controlled Accumulation               $0.00
      Amount
      CONTROLLED DEPOSIT AMOUNT                                       $0.00

      PRINCIPAL FUNDING ACCOUNT BALANCE                               $0.00

      SHARED PRINCIPAL COLLECTIONS ELIGIBLE FOR OTHER       $162,978,185.12
      PRINCIPAL SHARING SERIES

      INVESTOR CHARGE OFFS AND
      REIMBURSEMENTS--

      CLASS A INVESTOR CHARGE OFFS                                    $0.00
      REDUCTIONS IN CLASS B INVESTED AMOUNT  (OTHER THAN              $0.00
      BY PRINCIPAL PAYMENTS)
      REDUCTIONS IN COLLATERAL INVESTED AMOUNT (OTHER                 $0.00
      THAN BY PRINCIPAL PAYMENTS)

      PREVIOUS CLASS A CHARGE OFFS                                    $0.00
      REIMBURSED
      PREVIOUS CLASS B INVESTED AMOUNT REDUCTIONS                     $0.00
      REIMBURSED

      PREVIOUS COLLATERAL INVESTED AMOUNT REDUCTIONS                  $0.00
      REIMBURSED


                                         UNIVERSAL CARD SERVICES CORP.,
                                         as Servicer


                                         By: /s/ Andrew Lubliner
                                         Name: Andrew Lubliner
                                         Title: Servicing Officer

      Exhibit 20.5
      Universal Bank, N.A.
      Credit Card Asset Backed
      Securities

      Universal Card  Master Trust
      Series 1997-1

      Monthly Report                             31-Jan-00
      Distribution Date                          17-Feb-00
      -----------------------------------------------------------------------
      Monthly Trust Activity                  Class A           Class B

      Beginning Principal  Receivables
      Balance
      Special Funding Account Balance
      Beginning Total Principal Balance
      Series Allocation Percentage
      Beginning Invested /Transferor        850,000,000.00     80,000,000.00
      Amount
      Adjusted Invested /Transferor         850,000,000.00     80,000,000.00
      Amount
      Floating Allocation Percentage           85.0000000%        8.0000000%
      Principal Allocation Percentage          85.0000000%        8.0000000%
      Finance Charge Collections             12,434,407.07      1,170,297.14
      Total Yield
      Trust Portfolio Yield
      Principal Collections                 138,531,457.35     13,038,254.81
      Discount Percentage
      Discount Option Receivable                      0.00              0.00
      Collections
      Monthly Payment Rate
      Defaults                                3,061,931.37        288,181.78
      Monthly Default Rate
      Net Monthly Default Rate
      Recoveries                                320,688.24         30,182.42
      Adjustments
      New Receivables
      Ending Principal  Receivables
      Balance
      Minimum Series Required Balance
      Special Funding Account Balance
      Ending Total Principal Balance

      Reallocated Principal                                             0.00
      Charged-Off Principal                           0.00              0.00
      Reimbursed Principal                            0.00              0.00
      Ending Invested/Transferor Amounts    850,000,000.00     80,000,000.00
      -----------------------------------------------------------------------
      Group I Information                  Series 1995-3     Series 1996-1
      Invested Amount                       750,000,000.00  1,000,000,000.00
      Average Rate                                6.23048%          6.17423%
      Investor Finance Charge                11,254,495.86     15,005,994.48
      Collections
      Investor Principal Collections        122,233,638.84    162,978,185.12
      Investor Default Amount Due             2,701,704.15      3,602,272.21
      Investor Monthly Interest Due           3,894,046.88      5,145,187.50
      Investor Monthly Fees Due               1,168,750.00      1,558,333.33
      Investor Additional Amounts Due                 0.00              0.00
      Monthly Funding Requirements            Class A           Class B
      Investor Coupon                             6.16000%          6.35000%
      Investor Monthly Interest Due           4,363,333.33        423,333.33
      Investor Outstanding Interest Due               0.00              0.00
      Investor Additional Interest Due               0.00              0.00
      Investor Total Interest Due             4,363,333.33        423,333.33
      Investor  Default Amount Due            3,061,931.37        288,181.78
      Investor Monthly Fees Due               1,324,583.33        124,666.67
      Investor Additional Fees Due                   0.00              0.00
      Total                                   8,749,848.04        836,181.78
      -----------------------------------------------------------------------

      Reallocated Investor Finance
      Charge Collections
      Interest/Principal/Spread Investment
      Proceeds/Reserve Draw
      Series Adjusted Portfolio Yield
      Base Rate
      -----------------------------------------------------------------------
      Application of Collections              Class A           Class B
      Available Funds                        12,766,233.86      1,198,664.89
      Monthly Interest Paid                   4,363,333.33        423,333.33
      Investor Default Amount Paid            3,061,931.37              0.00
      Excess Spread                           5,340,969.16        775,331.56
      -----------------------------------------------------------------------
      Monthly Interest Shortfall                      0.00              0.00
      Investor Default Amount Shortfall               0.00        288,181.78
      Required Amount                                 0.00        288,181.78
      -----------------------------------------------------------------------
      Monthly Interest Paid                           0.00              0.00
      Investor Default Paid                           0.00        288,181.78
      Investor Additional Amounts Paid                0.00              0.00
      Servicing Fee Paid
      Excess Finance Charge Collections
      -----------------------------------------------------------------------
      Reallocated Principal                                             0.00
      Monthly Interest Paid                           0.00              0.00
      Investor Default Paid                           0.00              0.00
      -----------------------------------------------------------------------
      Outstanding Monthly Interest                    0.00              0.00
      Principal Charge-Offs                           0.00              0.00
      -----------------------------------------------------------------------
      Principal Funding
      Controlled Accumulation Amount                  0.00              0.00
      Principal Funding Account Deposit
      Principal Funding Account Balance
      -----------------------------------------------------------------------
      Certificates                            Class A           Class B
      Beginning Certificates Balance        850,000,000.00     80,000,000.00
      Interest Distribution                  13,380,888.88      1,298,222.22
      Principal Distribution                          0.00              0.00
      Total Distribution                     13,380,888.88      1,298,222.22
      Ending Certificate Balance            850,000,000.00     80,000,000.00
      Pool Factor                              100.000000%       100.000000%
      Total Distribution Per 1,000                 15.7422           16.2278
      Certificate
      Interest Distribution Per 1,000              15.7422           16.2278
      Certificate
      Principal Distribution Per 1,000              0.0000            0.0000
      Certificate

      1st   Collection Account Deposit        4,363,333.33        423,333.33
      2nd Collection Accounts Deposit         4,654,222.22        451,555.56
      3rd Collection Accounts Deposit         4,363,333.33        423,333.33
      Quarterly Interest Distribution        13,380,888.88      1,298,222.22


      Delinquencies                            1-30              31-60

      Number of Accounts                           213,855            59,054
      Balance of Accounts                      537,853,242       165,981,629

      31+Days Delinquency Rate                                       3.2666%

      Change in Account Owner Retained                               0.0000%
      Interest

      Prior Month Account Owner                                      0.0000%
      Retained Interest Factor
      Current Month Account Owner                                    0.0000%
      Retained Interest Factor

      Monthly Trust Activity               CIA Investor        Investor
                                                               Interest
      Beginning Principal  Receivables
      Balance
      Special Funding Account Balance
      Beginning Total Principal Balance
      Series Allocation Percentage
      Beginning Invested /Transferor         70,000,000.00  1,000,000,000.00
      Amount
      Adjusted Invested /Transferor          70,000,000.00  1,000,000,000.00
      Amount
      Floating Allocation Percentage            7.0000000%       79.3526696%
      Principal Allocation Percentage           7.0000000%       79.3526696%
      Finance Charge Collections              1,024,009.99     14,628,714.20
      Total Yield
      Trust Portfolio Yield
      Principal Collections                  11,408,472.96    162,978,185.12
      Discount Percentage
      Discount Option Receivable                      0.00              0.00
      Collections
      Monthly Payment Rate
      Defaults                                  252,159.05      3,602,272.21
      Monthly Default Rate
      Net Monthly Default Rate
      Recoveries                                 26,409.62        377,280.28
      Adjustments
      New Receivables
      Ending Principal  Receivables
      Balance
      Minimum Series Required Balance
      Special Funding Account Balance
      Ending Total Principal Balance

      Reallocated Principal                           0.00
      Charged-Off Principal                           0.00
      Reimbursed Principal                            0.00
      Ending Invested/Transferor Amounts     70,000,000.00  1,000,000,000.00
      -----------------------------------------------------------------------
      Group I Information                  Series 1996-3     Series 1997-1
      Invested Amount                     1,000,000,000.00  1,000,000,000.00
      Average Rate                                6.25268%          6.18098%
      Investor Finance Charge                15,005,994.48     15,005,994.48
      Collections
      Investor Principal Collections        162,978,185.12    162,978,185.12
      Investor Default Amount Due             3,602,272.21      3,602,272.21
      Investor Monthly Interest Due           5,210,562.50      5,150,812.50
      Investor Monthly Fees Due               1,558,333.33      1,558,333.33
      Investor Additional Amounts Due                 0.00              0.00
      Monthly Funding Requirements         CIA Investor          Total
      Investor Coupon                             6.24250%
      Investor Monthly Interest Due             364,145.83      5,150,812.50
      Investor Outstanding Interest Due               0.00              0.00
      Investor Additional Interest Due               0.00              0.00
      Investor Total Interest Due               364,145.83      5,150,812.50
      Investor  Default Amount Due              252,159.05      3,602,272.21
      Investor Monthly Fees Due                 109,083.33      1,558,333.33
      Investor Additional Fees Due                   0.00              0.00
      Total                                     725,388.22     10,311,418.04
      -----------------------------------------------------------------------

      Reallocated Investor Finance                             14,983,311.15
      Charge Collections
      Interest/Principal/Spread                                    30,419.39
      Investment Proceeds/Reserve Draw
      Series Adjusted Portfolio Yield                                 13.69%
      Base Rate                                                        8.05%
      -----------------------------------------------------------------------
      Application of Collections           CIA Investor          Total
      Available Funds                         1,048,831.78     15,013,730.54
      Monthly Interest Paid                           0.00      4,786,666.67
      Investor Default Amount Paid                    0.00      3,061,931.37
      Excess Spread                           1,048,831.78      7,165,132.49
      -----------------------------------------------------------------------
      Monthly Interest Shortfall                                        0.00
      Investor Default Amount Shortfall                           288,181.78
      Required Amount                                             288,181.78
      -----------------------------------------------------------------------
      Monthly Interest Paid                     364,145.83        364,145.83
      Investor Default Paid                     252,159.05        540,340.83
      Investor Additional Amounts Paid                0.00              0.00
      Servicing Fee Paid                                        1,558,333.33
      Excess Finance Charge Collections                         4,702,312.50
      -----------------------------------------------------------------------
      Reallocated Principal                           0.00              0.00
      Monthly Interest Paid
      Investor Default Paid                                             0.00
      -----------------------------------------------------------------------
      Outstanding Monthly Interest                    0.00
      Principal Charge-Offs                           0.00
      -----------------------------------------------------------------------
      Principal Funding
      Controlled Accumulation Amount                  0.00              0.00
      Principal Funding Account Deposit                                 0.00
      Principal Funding Account Balance                                 0.00
      -----------------------------------------------------------------------
      Certificates                         CIA Investor          Total
      Beginning Certificates Balance         70,000,000.00  1,000,000,000.00
      Interest Distribution                     364,145.83     15,043,256.94
      Principal Distribution                          0.00              0.00
      Total Distribution                        364,145.83     15,043,256.94
      Ending Certificate Balance             70,000,000.00  1,000,000,000.00
      Pool Factor                              100.000000%
      Total Distribution Per 1,000                  5.2021
      Certificate
      Interest Distribution Per 1,000               5.2021
      Certificate
      Principal Distribution Per 1,000              0.0000
      Certificate

      1st   Collection Account Deposit                          4,786,666.66
      2nd Collection Accounts Deposit                           5,105,777.78
      3rd Collection Accounts Deposit                           4,786,666.67
      Quarterly Interest Distribution                           9,892,444.44


      Delinquencies                            61-90            91-120

      Number of Accounts                            35,388            25,322
      Balance of Accounts                      112,730,912        83,723,226

      31+Days Delinquency Rate                        0.00 CIA Investor
                                                           Interest Reduced
                                                           Margin

      Change in Account Owner Retained
      Interest

      Prior Month Account Owner
      Retained Interest Factor
      Current Month Account Owner
      Retained Interest Factor

      Monthly Trust Activity                Transferor          Series
                                             Interest         Allocations
      Beginning Principal  Receivables
      Balance
      Special Funding Account Balance
      Beginning Total Principal Balance
      Series Allocation Percentage                                     8.51%
      Beginning Invested /Transferor        260,197,048.79  1,260,197,048.79
      Amount
      Adjusted Invested /Transferor         260,197,048.79  1,260,197,048.79
      Amount
      Floating Allocation Percentage           20.6473304%      100.0000000%
      Principal Allocation Percentage          20.6473304%      100.0000000%
      Finance Charge Collections              3,806,348.26     18,435,062.46
      Total Yield
      Trust Portfolio Yield
      Principal Collections                  42,406,442.78    205,384,627.90
      Discount Percentage
      Discount Option Receivable                      0.00              0.00
      Collections
      Monthly Payment Rate
      Defaults                                  937,300.60      4,539,572.80
      Monthly Default Rate
      Net Monthly Default Rate
      Recoveries                                 98,167.22        475,447.50
      Adjustments
      New Receivables
      Ending Principal  Receivables
      Balance
      Minimum Series Required Balance
      Special Funding Account Balance
      Ending Total Principal Balance

      Reallocated Principal
      Charged-Off Principal
      Reimbursed Principal
      Ending Invested/Transferor Amounts    197,352,097.41  1,197,352,097.41
      -----------------------------------------------------------------------


      Delinquencies                            121+              Total

      Number of Accounts                            35,181           368,800
      Balance of Accounts                      121,255,182  1,021,544,191.31

      31+Days Delinquency Rate

      Change in Account Owner Retained
      Interest

      Prior Month Account Owner
      Retained Interest Factor
      Current Month Account Owner
      Retained Interest Factor

      Monthly Trust Activity                   Trust
                                              Totals
      Beginning Principal  Receivables   14,807,315,323.25
      Balance
      Special Funding Account Balance                 0.00
      Beginning Total Principal Balance  14,807,315,323.25
      Series Allocation Percentage
      Beginning Invested /Transferor
      Amount
      Adjusted Invested /Transferor
      Amount
      Floating Allocation Percentage
      Principal Allocation Percentage
      Finance Charge Collections            216,611,983.90
      Total Yield                                   17.55%
      Trust Portfolio Yield                         13.68%
      Principal Collections               2,413,269,377.84
      Discount Percentage                            0.00%
      Discount Option Receivable                      0.00
      Collections
      Monthly Payment Rate                          16.30%
      Defaults                               53,339,980.42
      Monthly Default Rate                           4.32%
      Net Monthly Default Rate                       3.87%
      Recoveries                              5,586,508.09
      Adjustments                            17,063,045.62
      New Receivables                     1,745,244,225.16
      Ending Principal  Receivables      14,068,887,144.53
      Balance
      Minimum Series Required Balance     1,070,000,000.00
      Special Funding Account Balance                 0.00
      Ending Total Principal Balance     14,068,887,144.53

      Reallocated Principal
      Charged-Off Principal
      Reimbursed Principal
      Ending Invested/Transferor Amounts 14,068,887,144.53
      -----------------------------------------------------
      Group I Information                   Group Total
      Invested Amount                     3,750,000,000.00
      Average Rate                                6.20820%
      Investor Finance Charge                56,272,479.30
      Collections
      Investor Principal Collections        611,168,194.19
      Investor Default Amount Due            13,508,520.77
      Investor Monthly Interest Due          19,400,609.38
      Investor Monthly Fees Due               5,843,750.00
      Investor Additional Amounts Due                 0.00
      Monthly Funding Requirements

Group:                                   Group 1
Series:                                  Series 1997-1
Supplement Date:                         14-May-97




              MONTHLY STATEMENT

         UNIVERSAL CARD MASTER TRUST
                                           SERIES 1997-1

     Pursuant to the Pooling and Servicing Agreement dated as of August 1, 1995 (hereinafter as such agreement may have been or may be from time to time, amended or otherwise modified, the "Pooling and Servicing Agreement"), among Universal Card Services Corp. ("UCS") as Servicer, Universal Bank, N.A., as Transferor, and Bankers Trust Company, as trustee (the 'Trustee'), as supplemented by the Series 1997-1 Supplement dated as of 5/14/97 (the "Supplement") among UCS, Universal Bank, N.A. and the Trustee, as Servicer is required to prepare certain information each month regarding current distributions to the Series 1997-1 Certificateholders and the performance of the Universal Card Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date of 02/17/00 with respect to the performance of the Trust during the month of 01/01/00 to 01/31/00 is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Series 1997-1 Certificate (a "Certificate"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Monthly Statement have their respective meanings set forth in the Pooling and Servicing Agreement and the Supplement.

 A)   Information regarding
      distribution in
      respect of the Class A
      Certificates
      per $1,000 original certificate
      principal amount.

(1)   The total amount of the
      distribution in respect of Class A
      Certificates, per $1,000 original
      certificate principal amount                             $15.74222222

(2)   The amount of the distribution
      set forth in paragraph 1 above in
      respect of interest on the Class A
      Certificates, per $1,000 original
      certificate principal amount                             $15.74222222

(3)   The amount of the distribution
      set forth in paragraph 1 above in
      respect of principal of the Class
      A
      Certificates, per $1,000 original
      certificate principal amount                              $0.00000000


                                         1997-1     C-1

 B)   Class A Investor Charge Offs and
      Reimbursement of Charge Offs
(1)   The amount of Class A Investor
      Charge Offs                                                     $0.00
(2)   The amount of Class A Investors
      Charge Offs set forth in
      paragraph 1
      above, per $1,000 original
      certificate
      principal amount                                                $0.00
(3)   The total amount reimbursed in
      respect of Class A Investor Charge
      Offs                                                            $0.00
(4)   The amount set forth in paragraph
      3 above, per $1,000 original
      certificate principal amount                                    $0.00
(5)   The amount, if any, by which the
      outstanding principal balance of
      the
      Class A Certificates exceeds the
      Class
      A Invested Amount after giving
      effect
      to all transactions on such
      Distribution Date                                               $0.00

 C)   Information regarding
      distributions in
      respect of the Class B
      Certificates,
      per $1,000 original certificate
      principal amount
(1)   The total amount of the
      distribution in respect of Class B
      Certificates, per $1,000 original
      certificate principal amount                             $16.22777779
(2)   The amount of the distribution
      set forth in paragraph 1 above in
      respect of interest on the Class B
      Certificates, per $1,000 original
      certificate principal amount                             $16.22777779
(3)   The amount of the distribution
      set forth in paragraph 1 above in
      respect of principal of the Class
      B
      Certificates, per $1,000 original
      certificate principal amount                                    $0.00

 D)   Amount of reductions in Class B
      Invested Amount pursuant to
      clauses
      (c), (d), and (e) of the
      definition of
      Class B Invested Amount
(1)   The amount of reductions in Class
      B Invested Amount pursuant to
      clauses
      (c), (d), and (e) of the
      definition of
      Class B Invested Amount                                         $0.00



                                         1997-1     C-2

(2)   The amount of reductions in
      the Class B Invested Amount set
      forth
      in paragraph 1 above, per $1,000
      original certificate principal                                  $0.00
      amount
(3)   The total amount reimbursed in
      respect of such reductions in the
      Class B Invested Amount                                         $0.00
(4)   The amount set forth in paragraph
      3 above, per $1,000 original
      certificate principal amount                                    $0.00
(5)   The amount, if any, by which the
      outstanding principal balance of
      the
      Class B Certificates exceeds the
      Class
      B Invested Amount after giving
      effect
      to all transactions on such
      Distribution Date                                               $0.00

E)    Information regarding certain
      distributions to the Collateral
      Interest Holder
(1)   The amount distributed to the
      Collateral Interest Holder in
      respect
      of interest on the Collateral
      Invested
      Amount                                                    $364,145.83
(2)   The amount distributed to the
      Collateral Interest Holder in
      respect
      of principal on the Collateral
      Invested Amount                                                 $0.00

 F)   Amount of reductions in Collateral
      Invested Amount pursuant to
      clauses
      (c), (d), and (e) of the
      definition of
      Collateral Invested Amount
(1)   The amount of reductions in the
      Collateral Invested Amount
      pursuant to
      clauses (c), (d), and (e) of the
      definition of Collateral Invested
      Amount                                                          $0.00
(2)   The total amount reimbursed in
      respect of such reductions in the
      Collateral Invested Amount                                      $0.00

                                         UNIVERSAL CARD SERVICES CORP.,
                                            Servicer

                                         By:  /s/ Andrew Lubliner
                                         Name: Andrew Lubliner
                                         Title:  Servicing Officer

                                         1997-1     C-3

      RECEIVABLES  ---

      Beginning of the Month Principal                     $14,807,315,323.25
      Receivables:
      Beginning of the Month Finance                        $450,154,822.17
      Charge Receivables:
      Beginning of the Month Discounted                               $0.00
      Receivables:
      Beginning of the Month Premium                                  $0.00
      Receivables:
      Beginning of the Month Total                         $15,257,470,145.42
      Receivables:


      Removed Principal Receivables:                                  $0.00
      Removed Finance Charge                                          $0.00
      Receivables:
      Removed Total Receivables:                                      $0.00


      Additional Principal Receivables:                               $0.00
      Additional Finance Charge                                       $0.00
      Receivables:
      Additional Total Receivables:                                   $0.00


      Discounted Receivables Generated                                $0.00
      this Period:
      Premium Receivables Generated                                   $0.00
      this Period:
      End of the Month Principal                           $14,068,887,144.53
      Receivables:
      End of the Month Finance Charge                       $463,241,262.29
      Receivables:
      End of the Month Discounted                                     $0.00
      Receivables:
      End of the Month Premium                                        $0.00
      Receivables:
      End of the Month Total                               $14,532,128,406.82
      Receivables:


      Special Funding Account Balance                                 $0.00
      Aggregate Invested Amount (all                       $11,750,000,000.00
      Master Trust Series)

      End of the Month Total Transferor                    $2,318,887,144.53
      Amount


      DELINQUENCIES AND LOSSES ---
                                                           RECEIVABLES
      End of the Month Delinquencies:
         31-60 Days Delinquent                              $165,981,629.48
         61-90 Days Delinquent                              $112,730,912.01
         91+ Days Delinquent                                $204,978,407.66

         Total 31+ Days Delinquent                          $483,690,949.15

      Defaulted Accounts During the                          $53,339,980.42
      Month






                                         1997-1     C-4

      INVESTED AMOUNTS ---

      Class A Initial Invested Amount        $850,000,000
      Class B Initial Invested Amount         $80,000,000
      Collateral Initial Invested Amount      $70,000,000
      INITIAL INVESTED AMOUNT                                $1,000,000,000

      Class A Invested Amount             $850,000,000.00
      Class B Invested Amount              $80,000,000.00
      Collateral Invested Amount           $70,000,000.00
      INVESTED AMOUNT                                        $1,000,000,000


      Class A Adjusted Invested Amount    $850,000,000.00
      Class B Adjusted Invested Amount     $80,000,000.00
      Collateral Invested Amount           $70,000,000.00
      ADJUSTED INVESTED AMOUNT                               $1,000,000,000


      MONTHLY SERVICING FEE                                   $1,558,333.33


      INVESTOR DEFAULT AMOUNT                                 $3,602,272.21


      GROUP 1 INFORMATION


      WEIGHTED AVERAGE CERTIFICATE RATE FOR ALL SERIES              6.20820%
      IN GROUP 1

      GROUP 1 INVESTOR FINANCE CHARGE COLLECTIONS            $56,272,479.30
      GROUP 1 INVESTOR ADDITIONAL                                     $0.00
      AMOUNTS
      GROUP 1 INVESTOR DEFAULT AMOUNT                        $13,508,520.77
      GROUP 1 INVESTOR MONTHLY FEES                           $5,843,750.00
      GROUP 1 INVESTOR MONTHLY INTEREST                      $19,400,609.38


      SERIES 1997-1 INFORMATION
      SERIES 1997-1 ALLOCATION                                         8.51%
      PERCENTAGE
      SERIES 1997-1 ALLOCABLE FINANCE                        $18,435,062.46
      CHARGE
      COLLECTIONS
      SERIES 1997-1 ADDITIONAL AMOUNTS                                $0.00
      SERIES 1997-1 ALLOCABLE DEFAULTED                       $4,539,572.80
      AMOUNT
      SERIES 1997-1 MONTHLY FEES                              $1,558,333.33
      SERIES 1997-1 ALLOCABLE PRINCIPAL COLLECTIONS         $205,384,627.90
      SERIES 1997-1 REQUIRED TRANSFEROR                      $70,000,000.00
      AMOUNT
      FLOATING ALLOCATION PERCENTAGE                                  79.35%


                                         1997-1     C-5

      INVESTOR FINANCE CHARGE                                $14,628,714.20
      COLLECTIONS
      INVESTOR DEFAULT AMOUNT                                 $3,602,272.21
      REALLOCATED INVESTOR FINANCE CHARGE COLLECTIONS        $14,983,311.15
      PRINCIPAL ALLOCATIONS PERCENTAGE                                79.35%
      AVAILABLE PRINCIPAL COLLECTIONS                       $162,978,185.12


      CLASS A  AVAILABLE FUNDS ---

      CLASS A FLOATING PERCENTAGE                                     85.00%

          Class A Floating Percentage      $12,766,233.86
      of Reallocated
          Investor Finance Charge
      Collections
          Other Amounts                             $0.00
      TOTAL CLASS A AVAILABLE FUNDS                          $12,766,233.86

         Class A Monthly Interest           $4,363,333.33
         Class A Servicing Fee (if                  $0.00
      applicable)
         Class A Investor Default Amount    $3,061,931.37
      TOTAL CLASS A EXCESS SPREAD                             $5,340,969.16

      CLASS A REQUIRED AMOUNT                                         $0.00

      CLASS B AVAILABLE FUNDS ---

      CLASS B FLOATING PERCENTAGE                                      8.00%

      CLASS B AVAILABLE FUNDS                                 $1,198,664.89

         Class B Monthly Interest             $423,333.33
         Class B Servicing Fee (if                  $0.00
      applicable)
      TOTAL CLASS B EXCESS SPREAD                               $775,331.56

      COLLATERAL AVAILABLE FUNDS --

      COLLATERAL FLOATING PERCENTAGE                                   7.00%

      COLLATERAL AVAILABLE FUNDS                              $1,048,831.78
         Collateral Interest Servicing                                $0.00
      Fee (if  applicable)
      TOTAL COLLATERAL EXCESS SPREAD                          $1,048,831.78

      EXCESS SPREAD ---

      TOTAL EXCESS SPREAD                                     $7,165,132.49



                                        1997-1   C-6

      Excess Spread Applied to Class A                                $0.00
      Required Amount
      Excess Spread Applied to Class A                                $0.00
      Investor Charge
      Offs
      Excess Spread Applied to Class B                          $288,181.78
      Required Amount
      Excess Spread Applied to                                        $0.00
      Reductions of Class B
      Invested Amount pursuant to
      clauses (c), (d) and (e)

      Excess Spread Applied to                                  $364,145.83
      Collateral Monthly
      Interest
      Excess Spread Applied to Unpaid                         $1,558,333.33
      Monthly
      Servicing Fee
      Excess Spread Applied Collateral                          $252,159.05
      Default Amount
      Excess Spread Applied to                                        $0.00
      Reductions of
      Collateral Invested Amount
      Pursuant to Clauses
      (c), (d) and (e)
      Excess Spread Applied to Reserve                                $0.00
      Account
      Excess Spread Applied to Other                                  $0.00
      Amounts Owed to
      Collateral Interest Holder

      TOTAL EXCESS FINANCE CHARGE COLLECTIONS ELIGIBLE
      FOR OTHER EXCESS ALLOCATION SERIES                      $4,702,312.50

      EXCESS FINANCE CHARGES COLLECTIONS

       TOTAL EXCESS FINANCE CHARGE                           $55,397,171.32
      COLLECTIONS
       FOR ALL ALLOCATION SERIES

      SERIES 1997-1 EXCESS FINANCE CHARGE COLLECTIONS ---

      EXCESS FINANCE CHARGE COLLECTIONS                               $0.00
      ALLOCATED TO SERIES 1997-1

      Excess Finance Charge Collections                               $0.00
      Applied to
      Class A Required Amount
      Excess Finance Charge Collections                               $0.00
      Applied to
      Class A Investor Charge Offs
      Excess Finance Charge Collections                               $0.00
      Applied to
      Class B Required Amount
      Excess Finance Charge Collections                               $0.00
      Applied to
      Reductions of Class B Invested
      Amount Pursuant
      to Clauses (c), (d) and (e)
      Excess Finance Charge Collections                               $0.00
      Applied to
      Collateral Monthly Interest
      Excess Finance Charge Collections                               $0.00
      Applied to
      Unpaid Monthly Servicing Fee
      Excess Finance Charge Collections                               $0.00
      Applied to
      Collateral Default Amount



                                         1997-1     C-7

      Excess Finance Charge Collections                               $0.00
      Applied to
      Reductions of Collateral Invested
      Amount
      Pursuant to Clauses (c), (d) and
      (e)
      Excess Finance Charge Collections                               $0.00
      Applied to
      Reserve Account
      Excess Finance Charge Collections                               $0.00
      Applied to
      Other Amounts Owed to Collateral
      Interest Holder

      YIELD AND BASE RATE---

      Base Rate (Current Month)                      8.05%                 1
      Base Rate (Prior Month)                        8.51%                 1
      Base Rate (Two Months Ago)                     8.03%                 1
      THREE MONTH AVERAGE BASE RATE                                    8.20%

      Series Adj Portfolio Yield (Curr              13.69%                 1
      Month)
      JAN : (21 posting days / 5
      Mondays)
      Series Adj Portfolio Yield (Prior             14.49%                 1
      Month)
      DEC : (23 posting days / 4
      Mondays)
      Series Adj Port Yield (Two Months             13.25%                 1
      Ago)
      NOV : (21 posting days / 5
      Mondays)
      THREE MONTH AVERAGE SERIES ADJUSTED PORTFOLIO                   13.81%
      YIELD

      PRINCIPAL COLLECTIONS---

      CLASS A PRINCIPAL PERCENTAGE                                    85.00%

         Class A Principal Collections    $138,531,457.35

      CLASS B PRINCIPAL PERCENTAGE                                     8.00%

         Class B Principal Collections     $13,038,254.81

      COLLATERAL PRINCIPAL PERCENTAGE                                  7.00%
         Collateral Principal              $11,408,472.96
      Collections

      AVAILABLE PRINCIPAL COLLECTIONS     $162,978,185.12

      REALLOCATED PRINCIPAL COLLECTIONS                               $0.00

      SERIES 1997-1 PRINCIPAL SHORTFALL                               $0.00

      SHARED PRINCIPAL COLLECTIONS ALLOCABLE FROM OTHER               $0.00
      PRINCIPAL SHARING SERIES






                                         1997-1     C-8

      ACCUMULATION ---

      Controlled Accumulation Amount                $0.00
      Deficit Controlled Accumulation               $0.00
      Amount
      CONTROLLED DEPOSIT AMOUNT                                       $0.00

      PRINCIPAL FUNDING ACCOUNT BALANCE                               $0.00

      SHARED PRINCIPAL COLLECTIONS ELIGIBLE FOR OTHER       $162,978,185.12
      PRINCIPAL SHARING SERIES

      INVESTOR CHARGE OFFS AND
      REIMBURSEMENTS--

      CLASS A INVESTOR CHARGE OFFS                                    $0.00
      REDUCTIONS IN CLASS B INVESTED AMOUNT  (OTHER THAN              $0.00
      BY PRINCIPAL PAYMENTS)
      REDUCTIONS IN COLLATERAL INVESTED AMOUNT (OTHER                 $0.00
      THAN BY PRINCIPAL PAYMENTS)

      PREVIOUS CLASS A CHARGE OFFS                                    $0.00
      REIMBURSED
      PREVIOUS CLASS B INVESTED AMOUNT REDUCTIONS                     $0.00
      REIMBURSED

      PREVIOUS COLLATERAL INVESTED AMOUNT REDUCTIONS                  $0.00
      REIMBURSED


                                         UNIVERSAL CARD SERVICES CORP.,
                                         as Servicer


                                         By: /s/  Andrew Lubliner
                                         Name: Andrew Lubliner
                                         Title: Servicing Officer